Exhibit 10.12

KALEIDO BIOSCIENCES, INC.

LOAN AND SECURITY AGREEMENT

This LOAN AND SECURITY AGREEMENT (the “Agreement”) is entered into as of December 21, 2015, by and between PACIFIC WESTERN BANK, a California state chartered bank (“Bank”) and KALElDO BIOSCIENCES, INC. (“Borrower”).

RECITALS

Borrower wishes to obtain credit from time to time from Bank, and Bank desires to extend credit to Borrower. This Agreement sets forth the terms on which Bank will advance credit to Borrower, and Borrower will repay the amounts owing to Bank.

AGREEMENT

The parties agree as follows:

1.	DEFINITIONS AND CONSTRUCTION.

1.1      Definitions. As used in this Agreement, all capitalized terms shall have the definitions set forth on Exhibit A. Any term used in the Code and not defined herein shall have the meaning given to the term in the Code.

1.2      Accounting Terms. Any accounting term not specifically defined on Exhibit A shall be construed in accordance with GAAP and all calculations shall be made in accordance with GAAP (except for noncompliance with FAS 123R in monthly reporting). The term “financial statements” shall include the accompanying notes and schedules.

2.	LOAN AND TERMS OF PAYMENT.

2.1      Credit Extensions.

(a)      Promise to Pay. Borrower promises to pay to Bank, in lawful money of the United States of America, the aggregate unpaid principal amount of all Credit Extensions made by Bank to Borrower, together with interest on the unpaid principal amount of such Credit Extensions at rates in accordance with the terms hereof.

(b)      Term Loans.

(i)      Subject to and upon the terms and conditions of this Agreement, (I) Borrower may request and Bank agrees to make one or more term loans to Borrower in an aggregate original principal amount not to exceed $2,500,000 (each a “Tranche A Term Loan” and collectively the “Tranche A Term Loans”) at any time from the Closing Date through the Availability End Date and (II) Borrower may request and Bank agrees to make one or more additional term loans to Borrower in an aggregate original principal amount not to exceed $2,500,000 (each a “Tranche B Term Loan” and collectively, the “Tranche B Term Loans” and together with the Tranche A Term Loans, each a “Term Loan” and collectively, the “Term Loans”) at any time from the date Borrower achieves the Tranche B Milestones through the Availability End Date. The proceeds of the Term Loans shall be used for general working capital purposes and for capital expenditures.

(ii)      Interest shall accrue from the date of each Term Loan at the rate specified in Section 2.3(a), and prior to June 21, 2017 shall be payable monthly in arrears beginning on the 21st day of the month next following the such Term Loan, and continuing on the same day of each month thereafter. Any Term Loans that are outstanding on June 21, 2017 shall be payable in 30 equal monthly installments of principal, plus all accrued interest, beginning on July 21, 2017, and continuing on the same day of each month thereafter through the Term Loan Maturity Date, at which time all amounts due in connection with the Term Loans and any other amounts due under this Agreement shall be immediately due and payable. Term Loans, once repaid, may not be reborrowed. Borrower may prepay any Term Loan in whole or in part at any time without penalty or premium.

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(iii)      When Borrower desires to obtain a Term Loan (other than the initial Term Loan), Borrower shall notify Bank (which notice shall be irrevocable) by facsimile transmission to be received no later than 3:30 p.m. Eastern time on the Business Day prior to the date on which the Term Loan is to be made. Such notice shall be substantially in the form of Exhibit C. The notice shall be signed by an Authorized Officer.

2.2      Intentionally Omitted.

2.3      Interest Rates, Payments, and Calculations.

(a)      Interest Rate. Except as set forth in Section 2.3(b), the Term Loans shall bear interest, on the outstanding daily balance thereof, at a variable annual rate equal to the greater of (A) 0.75% above the Prime Rate then in effect, or (B) 4.00%.

(b)      Late Fee; Default Rate. If any payment is not made within 15 days after the date such payment is due, Borrower shall pay Bank a late fee equal to the lesser of (i) 5% of the amount of such unpaid amount or (ii) the maximum amount permitted to be charged under applicable law. All outstanding Obligations shall bear interest, from and after the occurrence and during the continuance of an Event of Default, at a rate equal to 5 percentage points above the interest rate applicable immediately prior to the occurrence of the Event of Default.

(c)      Payments. Interest under the Term Loans shall be due and payable monthly in arrears on the 21st calendar day of each month during the term hereof. Bank shall, at its option, charge such interest, all Bank Expenses, and all Periodic Payments against any of Borrower’s deposit accounts. Any interest not paid when due shall be compounded by becoming a part of the Obligations, and such interest shall thereafter accrue interest at the rate then applicable hereunder.

(d)      Computation. In the event the Prime Rate is changed from time to time hereafter, the applicable rate of interest hereunder shall be increased or decreased, effective as of the day the Prime Rate is changed, by an amount equal to such change in the Prime Rate. All interest chargeable under the Loan Documents shall be computed on the basis of a 360 day year for the actual number of days elapsed.

2.4      Crediting Payments. Prior to the occurrence and continuance of an Event of Default, Bank shall credit a wire transfer of funds, check or other item of payment to such deposit account or Obligation as Borrower specifies. After the occurrence and during the continuance of an Event of Default, Bank shall have the right, in its sole discretion, to immediately apply any wire transfer of funds, check, or other item of payment Bank may receive to conditionally reduce Obligations, but such applications of funds shall not be considered a payment on account unless such payment is of immediately available federal funds or unless and until such check or other item of payment is honored when presented for payment. Notwithstanding anything to the contrary contained herein, any wire transfer or payment received by Bank after 5:30 p.m. Eastern time shall be deemed to have been received by Bank as of the opening of business on the immediately following Business Day. Whenever any payment to Bank under the Loan Documents would otherwise be due (except by reason of acceleration) on a date that is not a Business Day, such payment shall instead be due on the next Business Day, and additional fees or interest, as the case may be, shall accrue and be payable for the period of such extension.

2.5      Bank Expenses. Borrower shall pay to Bank, on the Closing Date, all Bank Expenses incurred through the Closing Date, and, after the Closing Date, all Bank Expenses, as and when they become due.

2.6      Term. This Agreement shall become effective on the Closing Date and, subject to Section 12.7, shall continue in full force and effect for so long as any Obligations (other than inchoate indemnification obligations) remain outstanding or Bank has any obligation to make Credit Extensions under this Agreement. Notwithstanding the foregoing, Bank shall have the right to terminate its obligation to make Credit Extensions under this Agreement immediately and without notice upon the occurrence and during the continuance of an Event of Default.

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3.	CONDITIONS OF LOANS.

3.1      Conditions Precedent to Closing. The agreement of Bank to enter into this Agreement on the Closing Date is subject to the condition precedent that Bank shall have received, in form and substance satisfactory to Bank, each the following items and completed each of the following requirements:

(a)      this Agreement;

(b)      an officer’s certificate of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Agreement;

(c)      a financing statement (Form UCC-1);

(d)      payment of the fees and Bank Expenses then due specified in Section 2.5, which may be debited from any of Borrower’s accounts with Bank;

(e)      current SOS Reports indicating that except for Permitted Liens, there are no other security interests or Liens of record in the Collateral;

(f)      current financial statements, including company prepared statements for Borrower’s most recently ended fiscal year, company prepared consolidated and consolidating balance sheets, income statements and statements of cash flows for the most recently ended month in accordance with Section 6.2, and such other updated financial information as Bank may reasonably request;

(g)      current Compliance Certificate in accordance with Section 6.2;

(h)      a warrant in form and substance satisfactory to Bank;

(i)      a Borrower Information Certificate;

(j)      such other documents or certificates, and completion of such other matters, as Bank may have reasonably requested; and

(k)      Borrower shall have opened and funded not less than $50,000 in deposit accounts held with Bank.

3.2      Conditions Precedent to all Credit Extensions. The obligation of Bank to make each Credit Extension, including the initial Credit Extension, is contingent upon the Borrower’s compliance with Section 3.1 above, and is further subject to the following conditions:

(a)      timely receipt by Bank of the Loan Advance/Paydown Request Form as provided in Section 2.1;

(b)      Borrower shall have transferred substantially all of its Cash assets into operating accounts held with Bank and otherwise be in compliance with Section 6.6 hereof;

(c)      in Bank’s sole but reasonable discretion, there has not been a Material Adverse Effect; and

(d)      the representations and warranties contained in Section 5 shall be true and correct in all material respects on and as of the date of such Loan Advance/Paydown Request Form and on the effective date of each Credit Extension as though made at and as of each such date, and no Event of Default shall have occurred and be continuing, or would exist after giving effect to such Credit Extension (provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date). The making of each Credit Extension shall be deemed to be a representation and warranty by Borrower on the date of such Credit Extension as to the accuracy of the facts referred to in this Section 3.2.

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4.	CREATION OF SECURITY INTEREST.

4.1      Grant of Security Interest. Borrower grants and pledges to Bank a continuing security interest in the Collateral to secure prompt repayment of any and all Obligations and to secure prompt performance by Borrower of each of its covenants and duties under the Loan Documents (other than any warrants or equity related agreements). Except for Permitted Liens or as disclosed in the Schedule, such security interest constitutes a valid, first priority security interest in the presently existing Collateral, and will constitute a valid, first priority security interest in later-acquired Collateral. Borrower also hereby agrees not to sell, transfer, assign, mortgage, pledge, lease, grant a security interest in, or encumber any of its Intellectual Property, except for Permitted Transfers and Permitted Liens. Notwithstanding any termination of this Agreement or of any filings undertaken related to Bank’s rights under the Code, Bank’s Lien on the Collateral shall remain in effect for so long as any Obligations (other than inchoate indemnification obligations) are outstanding.

4.2      Perfection of Security Interest. Borrower authorizes Bank to file at any time financing statements, continuation statements, and amendments thereto that (i) either specifically describe the Collateral or describe the Collateral as all assets of Borrower of the kind pledged hereunder, and (ii) contain any other information required by the Code for the sufficiency of filing office acceptance of any financing statement, continuation statement, or amendment, including whether Borrower is an organization, the type of organization and any organizational identification number issued to Borrower, if applicable. Borrower shall have possession of the Collateral, except where expressly otherwise provided in this Agreement or where Bank chooses to perfect its security interest by possession in addition to the filing of a financing statement. Where Collateral is in possession of a third party bailee, Borrower shall take such steps as Bank reasonably requests for Bank to (i) to the extent required in Section 7.11 below, obtain an acknowledgment, in form and substance reasonably satisfactory to Bank, of the bailee that the bailee holds such Collateral for the benefit of Bank, and (ii) to the extent required under Section 6.6 below, obtain “control” of any Collateral consisting of investment property, deposit accounts, letter-of-credit rights or electronic chattel paper (as such items and the term “control” are defined in Revised Article 9 of the Code) by causing the securities intermediary or depositary institution or issuing bank to execute a control agreement in form and substance satisfactory to Bank. Borrower will not create any chattel paper without placing a legend on the chattel paper acceptable to Bank indicating that Bank has a security interest in the chattel paper. Borrower from time to time, pursuant to additional agreements by Borrower, may deposit with Bank specific cash collateral to secure specific Obligations; Borrower authorizes Bank to hold such specific balances in pledge and to decline to honor any drafts thereon or any request by Borrower or any other Person to pay or otherwise transfer any part of such balances for so long as the specific Obligations are outstanding. Borrower shall take such other actions as Bank reasonably requests to perfect its security interests granted under this Agreement.

5.	REPRESENTATIONS AND WARRANTIES.

Borrower represents and warrants as follows:

5.1      Due Organization and Qualification. Borrower and each Subsidiary is duly existing under the laws of the state in which it is organized and qualified and licensed to do business in any state in which the conduct of its business or its ownership of property requires that it be so qualified, except where the failure to do so would not reasonably be expected to cause a Material Adverse Effect.

5.2      Due Authorization; No Conflict. The execution, delivery, and performance of the Loan Documents are within Borrower’s powers, have been duly authorized, and are not in conflict with nor constitute a breach of any provision contained in Borrower’s Certificate of Incorporation or Bylaws, nor will they constitute an event of default under any material agreement by which Borrower is bound. Borrower is not in default under any agreement by which it is bound, except to the extent such default would not reasonably be expected to cause a Material Adverse Effect.

5.3      Collateral. Borrower has rights in or the power to transfer the Collateral, and its title to the Collateral is free and clear of Liens, adverse claims, and restrictions on transfer or pledge except for Permitted

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Liens. Other than movable items of personal property such as laptop computers, all Collateral having an aggregate book value in excess of $250,000 is located solely in the Collateral States, at the locations set forth on Schedule 7.11 and such other locations permitted under Section 7.11. All finished goods Inventory is in all material respects of good and merchantable quality, free from all material defects, except for Inventory for which adequate reserves have been made. Except as set forth in the Schedule, none of the Borrower’s Cash is maintained or invested with a Person other than Bank or Bank’s affiliates or as permitted under Section 6.6.

5.4      Intellectual Property. Borrower’s registered Intellectual Property as of the Closing Date is set forth on Schedule 5.4 hereto. Borrower is the sole owner of the intellectual property created or purchased or licensed by Borrower, except for any rights of a licensor of intellectual property purchased or licensed by Borrower, licenses granted by Borrower in the ordinary course of business and other Permitted Transfers. To Borrower’s knowledge, each of the material copyrights, trademarks and patents created or purchased by Borrower is valid and enforceable, and no part of the intellectual property created or purchased by Borrower has been judged invalid or unenforceable, in whole or in part, and no claim has been made to Borrower in writing that any part of the intellectual property created or purchased by Borrower violates the rights of any third party except to the extent such judgment or claim would not reasonably be expected to cause a Material Adverse Effect.

5.5      Name; Location of Chief Executive Office. Except as disclosed in the Schedule, Borrower has not done business under any name other than that specified on the signature page hereof, and its exact legal name is as set forth in the first paragraph of this Agreement. As of the date hereof, the chief executive office of Borrower is located at the address indicated in Section 10 hereof.

5.6      Litigation. Except as set forth in the Schedule, there are no actions or proceedings pending by or against Borrower or any Subsidiary before any court or administrative agency in which a likely adverse decision would reasonably be expected to have a Material Adverse Effect.

5.7      No Material Adverse Change in Financial Statements. All consolidated and consolidating (if any) financial statements related to Borrower and any Subsidiary that are delivered by Borrower to Bank fairly present in all material respects Borrower’s consolidated and consolidating (if any) financial condition as of the date thereof and Borrower’s consolidated and consolidating (if any) results of operations for the period then ended. There has not been a material adverse change in the consolidated or in the consolidating (if any) financial condition of Borrower since the date of the most recent of such financial statements submitted to Bank by Borrower.

5.8      Solvency, Payment of Debts. Borrower is able to pay its debts (including trade debts) as they mature; the fair saleable value of Borrower’s assets (including goodwill minus disposition costs) exceeds the fair value of its liabilities; and Borrower is not left with unreasonably small capital after the transactions contemplated by this Agreement.

5.9      Compliance with Laws and Regulations. Borrower and each Subsidiary have met the minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA. No event has occurred resulting from Borrower’s failure to comply with ERISA that is reasonably likely to result in Borrower’s incurring any liability that could have a Material Adverse Effect. Borrower is not an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940. Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations T and U of the Board of Governors of the Federal Reserve System). Borrower has not violated any statutes, laws, ordinances or rules applicable to it, the violation of which would reasonably be expected to have a Material Adverse Effect. Borrower and each Subsidiary have filed or caused to be filed all tax returns required to be filed, and have paid, or have made adequate provision for the payment of, all taxes reflected therein except those being contested in good faith with adequate reserves under GAAP or where the failure to file such returns or pay such taxes would not reasonably be expected to have a Material Adverse Effect.

5.10      Subsidiaries. Borrower does not own any stock, partnership interest or other equity securities of any Person, except for Permitted Investments.

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5.11      Government Consents. Borrower and each Subsidiary have obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all governmental authorities that are necessary for the continued operation of Borrower’s business as currently conducted, except where the failure to do so would not reasonably be expected to cause a Material Adverse Effect.

5.12      Inbound Licenses. Except as disclosed on the Schedule, disclosed in accordance with Section 6.9 or permitted pursuant to Section 7.5, Borrower is not a party to, nor is bound by, any material license or other similar agreement important for the conduct of Borrower’s business that prohibits or otherwise restricts Borrower from granting a security interest in Borrower’s interest in such license or agreement or any other property important for the conduct of Borrower’s business, other than this Agreement or the other Loan Documents.

6.	AFFIRMATIVE COVENANTS.

Borrower covenants that, until payment in full of all outstanding Obligations (other than inchoate indemnification obligations), and for so long as Bank may have any commitment to make a Credit Extension hereunder, Borrower shall do all of the following:

6.1      Good Standing and Government Compliance. Borrower shall maintain its and (except as permitted in Section 7.3) each of its Subsidiaries’ corporate existence and good standing in the respective states of formation, shall maintain qualification and good standing in each other jurisdiction in which the failure to so qualify would reasonably be expected to have a Material Adverse Effect, and shall furnish to Bank the organizational identification number issued to Borrower by the authorities of the state in which Borrower is organized, if applicable. Borrower shall meet, and shall cause each Subsidiary to meet, the minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA. Borrower shall comply, and shall cause each Subsidiary to comply, with all statutes, laws, ordinances and government rules and regulations to which it is subject, and shall maintain, and shall cause each of its Subsidiaries to maintain, in force all licenses, approvals and agreements, the loss of which or failure to comply with which would reasonably be expected to have a Material Adverse Effect.

6.2      Financial Statements, Reports, Certificates. Borrower shall deliver to Bank: (i) as soon as available, but in any event within 30 days after the end of each calendar month, a company prepared consolidated and consolidating (if any) balance sheet, income statement, and statement of cash flows covering Borrower’s operations during such period, in a form reasonably acceptable to Bank and certified by a Responsible Officer; (ii) as soon as available, but in any event within 180 days after the end of Borrower’s fiscal year, audited (or such other level as is required by the Investment Agreement) consolidated and consolidating (if any) financial statements of Borrower prepared in accordance with GAAP, consistently applied, together with (if required by the Investment Agreement) an opinion which is either unqualified, qualified only for going concern so long as Borrower’s investors provide additional equity as needed or otherwise consented to in writing by Bank on such financial statements of an independent certified public accounting firm reasonably acceptable to Bank; provided however for the 2015 fiscal year such financial statements may be company prepared and no audit will be required; (iii) annual budget approved by Borrower’s Board of Directors as soon as available but in any event within 30 days after each fiscal year end during the term of this Agreement; (iv) if applicable, copies of all statements, reports and notices sent or made available generally by Borrower to its security holders or to any holders of Subordinated Debt and all reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission; (v) promptly upon receipt of notice thereof, a report of any legal actions pending or threatened in writing against Borrower or any Subsidiary that could reasonably be expected to result in damages or costs to Borrower or any Subsidiary of $250,000 or more; (vi) promptly upon receipt, each management letter prepared by Borrower’s independent certified public accounting firm regarding Borrower’s management control systems; and (vii) such budgets, sales projections, operating plans, information relating to clinical updates or other information as Bank may reasonably request from time to time.

(a)      Within 30 days after the last day of each month, Borrower shall deliver to Bank with the monthly financial statements a Compliance Certificate certified as of the last day of the applicable month and signed by a Responsible Officer in substantially the form of Exhibit D hereto.

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(b)      As soon as possible and in any event within 3 Business Days after becoming aware of the occurrence or existence of an Event of Default hereunder, a written statement of a Responsible Officer setting forth details of the Event of Default, and the action which Borrower has taken or proposes to take with respect thereto.

(c)      Bank (through any of its officers, employees, or agents) shall have the right, upon reasonable prior notice, from time to time during Borrower’s usual business hours but no more than once a year (unless an Event of Default has occurred and is continuing), to inspect Borrower’s Books and to make copies thereof and to check, test, inspect, audit and appraise the Collateral at Borrower’s expense in order to verify Borrower’s financial condition or the amount of, condition of, or any other matter relating to, the Collateral.

Borrower may deliver to Bank on an electronic basis any certificates, reports or information required pursuant to this Section 6.2, and Bank shall be entitled to rely on the information contained in the electronic files, provided that Bank in good faith believes that the files were delivered by a Responsible Officer. Borrower shall include a submission date on any certificates and reports to be delivered electronically.

6.3      Inventory and Equipment; Returns. Borrower shall keep all finished goods Inventory and Equipment in good and merchantable condition (ordinary wear and tear excepted), free from all material defects except for Inventory and Equipment (i) sold in the ordinary course of business, and (ii) for which adequate reserves have been made, in all cases in the United States and such other locations permitted under Section 7.11 or as to which Borrower gives prior written notice. Returns and allowances, if any, as between Borrower and its account debtors shall be on the same basis and in accordance with the usual customary practices of Borrower. Borrower shall promptly notify Bank of all returns and recoveries and of all written disputes and claims involving inventory having a book value of more than $100,000.

6.4      Taxes. Borrower shall make, and cause each Subsidiary to make, due and timely payment or deposit of all material federal, state, and local taxes, assessments, or contributions required of it by law, including, but not limited to, those laws concerning income taxes, F.I.C.A., F.U.T.A. and state disability, and will execute and deliver to Bank, on demand, proof satisfactory to Bank indicating that Borrower or a Subsidiary has made such payments or deposits and any appropriate certificates attesting to the payment or deposit thereof; provided that Borrower or a Subsidiary need not make any payment if the amount or validity of such payment is contested in good faith by appropriate proceedings and is reserved against (to the extent required by GAAP) by Borrower or such Subsidiary.

6.5      Insurance. Borrower, at its expense, shall (i) keep the Collateral insured against loss or damage, and (ii) maintain liability and other insurance, in each case in as ordinarily insured against by other owners in businesses similar to Borrower’s. All such policies of insurance shall be in such form, with such companies, and in such amounts as reasonably satisfactory to Bank. All policies of property insurance shall contain a lender’s loss payable endorsement, in a form reasonably satisfactory to Bank, showing Bank as an additional loss payee, and all liability insurance policies shall show Bank as an additional insured and specify that the insurer must give at least 10 days notice to Bank before canceling or refusing to renew its policy for any reason. Within 30 days of the Closing Date, Borrower shall cause to be furnished to Bank a copy of its policies or certificates of insurance including any endorsements covering Bank or showing Bank as an additional insured. Upon Bank’s request, Borrower shall deliver to Bank certified copies of the policies of insurance and evidence of all premium payments. Proceeds payable under any casualty policy will, at Borrower’s option, be payable to Borrower to repair or replace the property subject to the claim, provided that any such repaired or replacement property shall be deemed Collateral in which Bank has been granted a first priority security interest (subject only to Permitted Liens), provided that if an Event of Default has occurred and is continuing, all proceeds payable under any such policy shall, at Bank’s option, be payable to Bank to be applied on account of the Obligations.

6.6      Primary Depository. Except as set forth below, within 30 days of the Closing Date Borrower shall maintain all its depository and operating accounts with Bank and all its investment accounts with Bank or Bank’s affiliates; provided that prior to maintaining any investment accounts with Bank’s affiliates, Borrower, Bank, and any such affiliate shall have entered into a securities account control agreement with respect to any such investment accounts, in form and substance satisfactory to Bank. Notwithstanding the above, Borrower shall be permitted to maintain (i) payroll and employee benefits accounts at Bank or outside of Bank provided that if the same are outside of Bank, Borrower must deliver a control agreement in favor of Bank for such accounts, in form

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and substance satisfactory to Bank in its sole discretion, (ii) for a period of 90 days after the Closing Date, a deposit account at Silicon Valley Bank securing credit card reimbursement obligations without the requirement for a control agreement provided that at no time shall such deposit account contain funds in excess of $10,000, and (iii) Cash in one or more accounts outside of Bank, without the requirement for control agreements, provided that the total aggregate amount of Cash maintained in all accounts outside of Bank pursuant to this section (iv) does not exceed (x) $100,000 from the date that is 31 days after the Closing Date through the date that is 90 days after the Closing Date, (y) $50,000 from the date 91 days after the Closing Date through the date 180 days after the Closing Date, and (z) $20,000 at all times thereafter. The foregoing notwithstanding, at no time from the date that is 31 days after the Closing Date and thereafter shall Borrower maintain cash outside of Bank in an aggregate amount in excess of $250,000.

6.7      Intentionally Omitted.

6.8      Intentionally Omitted.

6.9      Consent of Inbound Licensors. Not more than 10 days after entering into or becoming bound by any material inbound license or similar agreement for the use of intellectual property (for the avoidance of doubt, excluding licenses of open source, over the counter software, prepackaged software and other software that is commercially available to the public), Borrower shall: (i) provide written notice to Bank of the material terms of such license or agreement with a description of its likely impact on Borrower’s business or financial condition; and (ii) upon Bank’s request, in good faith use commercially reasonable efforts to obtain the consent of, or waiver by, any person whose consent or waiver is necessary for Borrower’s interest in such licenses or contract rights to be deemed Collateral and for Bank to have a security interest in it that could reasonably be expected to otherwise be restricted by the terms of the applicable license or agreement, whether now existing or entered into in the future, provided, however, that the failure to obtain any such consent or waiver shall not constitute a default under this Agreement.

6.10      Creation/Acquisition of Subsidiaries. In the event any Borrower or any Subsidiary of any Borrower creates or acquires any Subsidiary, Borrower or such Subsidiary shall promptly notify Bank of such creation or acquisition, and Borrower or such Subsidiary shall take all actions reasonably requested by Bank to achieve any of the following with respect to such “New Subsidiary” (defined as a Subsidiary formed after the date hereof during the term of this Agreement): (i) if such New Subsidiary is organized under the laws of the United States, to cause New Subsidiary to become either a co-Borrower hereunder, or a secured guarantor with respect to the Obligations; and (ii) to grant and pledge to Bank a perfected security interest in 100% of the stock, units or other evidence of ownership held by Borrower or its Subsidiaries of any such New Subsidiary which is organized under the laws of the United States, and 65% of the stock, units or other evidence of ownership held by Borrower or its Subsidiaries of any such New Subsidiary which is not organized under the laws of the United States.

6.11      Further Assurances. At any time and from time to time Borrower shall execute and deliver such further instruments and take such further action as may reasonably be requested by Bank to effect the purposes of this Agreement.

7.	NEGATIVE COVENANTS.

Borrower covenants and agrees that, so long as any credit hereunder shall be available and until the outstanding Obligations (other than inchoate indemnification obligations) are paid in full or for so long as Bank may have any commitment to make any Credit Extensions, Borrower will not do any of the following without Bank’s prior written consent, which shall not be unreasonably withheld:

7.1      Dispositions. Convey, sell, lease, license, transfer or otherwise dispose of (collectively, to “Transfer”), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, or move cash balances on deposit with Bank to accounts opened at another financial institution, other than as permitted under Section 6.6, Permitted Transfers or Permitted Investments.

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7.2      Change in Name, Location, Executive Office, or Executive Management; Change in Business; Change in Fiscal Year; Change in Control. Change its name or the state of Borrower’s formation or relocate its chief executive office without 30 days prior written notification to Bank; replace or suffer the departure of its chief executive officer or chief financial officer, if any, without delivering written notification to Bank within 10 Business Days; suffer a change on its board of directors which results in the failure of at least one representative of Flagship Ventures Management, Inc. or its Affiliates to serve as a voting member, or suffer the resignation of one or more directors from its board of directors in anticipation of the Borrower’s insolvency, in either case without the prior written consent of Bank which may be withheld in Bank’s sole discretion; take action to liquidate, wind up, or otherwise cease to conduct business in the ordinary course; engage in any business, or permit any of its Subsidiaries to engage in any business, other than or reasonably related or incidental to the businesses currently engaged in by Borrower; change its fiscal year end; have a Change in Control.

7.3      Mergers or Acquisitions. Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with or into any other business organization (other than mergers or consolidations of a Subsidiary into another Subsidiary or into Borrower), or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person (other than Permitted Investments) except where (a) each of the following conditions is applicable: (i) the consideration paid in connection with such transactions (including assumption of liabilities) does not in the aggregate exceed $250,000 during any fiscal year, (ii) no Event of Default has occurred, is continuing or would exist after giving effect to such transactions, (iii) such transactions do not result in a Change in Control, and (iv) Borrower is the surviving entity; or (b) the Obligations are repaid in full concurrently with the closing of any merger or consolidation of Borrower in which Borrower is not the surviving entity; provided, however, that Borrower shall not, without Bank’s prior written consent, enter into any binding contractual arrangement with any Person to attempt to facilitate a merger or acquisition of Borrower, unless (i) no Event of Default exists when such agreement is entered into by Borrower, (ii) such agreement does not give such Person the right to claim any fee, payment or damages from any parties, other than from Borrower or Borrower’s investors, in connection with a sale of Borrower’s stock or assets pursuant to or resulting from an assignment for the benefit of creditors, an asset turnover to Borrower’s creditors (including, without limitation, Bank), foreclosure, bankruptcy or similar liquidation, and (iii) Borrower notifies Bank in advance of entering into such an agreement (provided that the failure to give such notification shall not be deemed a breach of this Agreement).

7.4      Indebtedness. Create, incur, assume, guarantee or be or remain liable with respect to any Indebtedness, or permit any Subsidiary so to do, other than Permitted Indebtedness, or prepay any Indebtedness or take any actions which impose on Borrower an obligation to prepay any Indebtedness, except Indebtedness to Bank.

7.5      Encumbrances. Create, incur, assume or allow any Lien with respect to its property, or assign or otherwise convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries so to do, except for Permitted Liens, or covenant to any other Person (other than (i) the licensors of in-licensed property with respect to such property, (ii) the lessors of specific equipment or lenders financing specific equipment with respect to such leased or financed equipment or (iii) as disclosed on the Schedule) that Borrower in the future will refrain from creating, incurring, assuming or allowing any Lien with respect to any of Borrower’s property, except for licenses and agreements containing customary anti-assignment provisions so long as such provisions are, or would be, rendered unenforceable or ineffective under applicable law (including, without limitation Sections 94-06, 9-407 and 9-408 of the Code).

7.6      Distributions. Pay any dividends or make any other distribution or payment on account of or in redemption, retirement or purchase of any of its capital stock, except that Borrower may (i) repurchase the stock of former employees or directors pursuant to stock repurchase agreements in an aggregate amount not to exceed $150,000 in any fiscal year, so long as an Event of Default does not exist prior to such repurchase or would not exist after giving effect to such repurchase, and (ii) repurchase the stock of former employees or directors pursuant to stock repurchase agreements in any amount where the consideration for the repurchase is the cancellation of indebtedness owed by such former employees or directors to Borrower regardless of whether an Event of Default exists.

7.7      Investments. Directly or indirectly acquire or own an Investment in, or make any Investment in or to any Person, or permit any of its Subsidiaries so to do, other than Permitted Investments, or except as permitted under Section 6.6, maintain or invest any of its investment property with a Person other than Bank or permit any

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Subsidiary to do so unless such Person has entered into a control agreement with Bank, in form and substance reasonably satisfactory to Bank, or suffer or permit any Subsidiary to be a party to, or be bound by, an agreement that restricts such Subsidiary from paying dividends or otherwise distributing property to Borrower.

7.8      Capitalized Expenditures. Make Capitalized Expenditures in excess of $250,000 in the aggregate in any fiscal year of Borrower.

7.9      Transactions with Affiliates. Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Borrower except for transactions that are in the ordinary course of Borrower’s business, upon fair and reasonable terms that are no less favorable to Borrower than would be obtained in an arm’s length transaction with a non-affiliated Person and except for transactions permitted under Sections 7.2, 7.3, 7.4, 7.7 or 7.9.

7.10      Subordinated Debt. Make any payment in respect of any Subordinated Debt, or permit any of its Subsidiaries to make any such payment, except in compliance with the terms of such Subordinated Debt, or amend any provision affecting Bank’s rights contained in any documentation relating to the Subordinated Debt without Bank’s prior written consent.

7.11      Inventory and Equipment. Store the Inventory or the Equipment of a book value in excess of $250,000 with a bailee, warehouseman, collocation facility or similar third party unless the third party has been notified of Bank’s security interest and Bank (a) has received an acknowledgment from the third party that it is holding or will hold the Inventory or Equipment for Bank’s benefit or (b) is in possession of the warehouse receipt, where negotiable, covering such Inventory or Equipment. Except for Inventory sold in the ordinary course of business and for movable items of personal property having an aggregate book value not in excess of $250,000, and except for such other locations as Bank may approve in writing, Borrower shall keep the Inventory and Equipment only at the location set forth in Section 10 of the Schedule, and such other locations of which Borrower gives Bank prior written notice and as to which Bank is able to take such actions as may be reasonably necessary to perfect its security interest or to obtain a bailee’s acknowledgment of Bank’s rights in the Collateral.

7.12      No Investment Company; Margin Regulation. Become or be controlled by an “investment company,” within the meaning of the Investment Company Act of 1940, or become principally engaged in, or undertake as one of its important activities, the business of extending credit for the purpose of purchasing or carrying margin stock, or use the proceeds of any Credit Extension for such purpose.

8.	EVENTS OF DEFAULT.

Any one or more of the following events shall constitute an Event of Default by Borrower under this Agreement:

8.1      Payment Default. If Borrower fails to (a) make any payment of principal or interest on any Credit Extension when due or (b) pay any other Obligations within three (3) Business Days after such Obligations are due and payable. During the cure period, the failure to make or pay any payment specified under clause (B) hereunder is not an Event of Default (but no Credit Extension will be made during the cure period);

8.2      Covenant Default.

(a)      If Borrower fails to perform any obligation under Sections 6.2 (financial reporting), 6.4 (taxes), 6.5 (insurance) or 6.6 (primary accounts), or violates any of the covenants contained in Article 7 of this Agreement; or

(b)      If Borrower fails or neglects to perform or observe any other material term, provision, condition or covenant contained in this Agreement, in any of the Loan Documents, or in any other present or future agreement between Borrower and Bank and as to any default under such other term, provision, condition or covenant that can be cured, has failed to cure such default within 10 days after Borrower receives notice thereof or any officer of Borrower becomes aware thereof; provided, however, that if the default cannot by its nature be cured

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within the 10 day period or cannot after diligent attempts by Borrower be cured within such 10 day period, and such default is likely to be cured within a reasonable time, then Borrower shall have an additional reasonable period (which shall not in any case exceed 30 days) to attempt to cure such default, and within such reasonable time period the failure to have cured such default shall not be deemed an Event of Default but no Credit Extensions will be made;

8.3      Material Adverse Change. If there occurs any circumstance or any circumstances which would reasonably be expected to have a Material Adverse Effect;

8.4      Attachment. If any material portion of Borrower’s assets is attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes into the possession of any trustee, receiver or person acting in a similar capacity and such attachment, seizure, writ or distress warrant or levy has not been removed, discharged or rescinded within 10 days, or if Borrower is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs, or if a judgment or other claim becomes a lien or encumbrance upon any material portion of Borrower’s assets, or if a notice of lien, levy, or assessment is filed of record with respect to any material portion of Borrower’s assets by the United States Government, or any department, agency, or instrumentality thereof, or by any state, county, municipal, or governmental agency, and the same is not paid within ten days after Borrower receives notice thereof, provided that none of the foregoing shall constitute an Event of Default where such action or event is stayed or an adequate bond has been posted pending a good faith contest by Borrower (provided that no Credit Extensions will be made during such cure period);

8.5      Insolvency. If Borrower becomes insolvent, or if an Insolvency Proceeding is commenced by Borrower, or if an Insolvency Proceeding is commenced against Borrower and is not dismissed or stayed within 45 days (provided that no Credit Extensions will be made prior to the dismissal of such Insolvency Proceeding);

8.6      Other Agreements. If there is a default or other failure to perform in any agreement to which Borrower is a party with a third party or parties (a) resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount in excess of $250,000, (b) in connection with any lease of real property that has not been cured or waived by the landlord under such lease (but only if the landlord thereof has given Borrower notice of such default), or (c) that would reasonably be expected to have a Material Adverse Effect;

8.7      Judgments. If a final, non-appealable, uninsured judgment or judgments for the payment of money in an amount, individually or in the aggregate, of at least $250,000 shall be rendered against Borrower and shall remain unsatisfied and unstayed for a period of 10 days (provided that no Credit Extensions will be made prior to the satisfaction or stay of the judgment); or

8.8      Misrepresentations. If any material misrepresentation or material misstatement exists now or hereafter in any warranty or representation set forth herein or in any certificate delivered to Bank by any Responsible Officer pursuant to this Agreement or to induce Bank to enter into this Agreement or any other Loan Document.

8.9      Guaranty. If any guaranty of all or a portion of the Obligations (a “Guaranty”) ceases for any reason to be in full force and effect, or any guarantor fails to perform any obligation under any Guaranty or a security agreement securing any Guaranty (collectively, the “Guaranty Documents”), or any event of default occurs under any Guaranty Document or any guarantor revokes or purports to revoke a Guaranty, or any material misrepresentation or material misstatement exists now or hereafter in any warranty or representation set forth in any Guaranty Document or in any certificate delivered to Bank in connection with any Guaranty Document, or if any of the circumstances described in Sections 8.3 through 8.9 occur with respect to any guarantor.

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9.	BANK’S RIGHTS AND REMEDIES.

9.1      Rights and Remedies. Upon the occurrence and during the continuance of an Event of Default, Bank may, at its election, without notice of its election and without demand, do any one or more of the following, all of which are authorized by Borrower:

(a)      Declare all Obligations, whether evidenced by this Agreement, by any of the other Loan Documents, or otherwise, immediately due and payable (provided that upon the occurrence of an Event of Default described in Section 8.5 (insolvency), all Obligations shall become immediately due and payable without any action by Bank);

(b)      Demand that Borrower (i) deposit cash with Bank in an amount equal to the amount of any Letters of Credit remaining undrawn, as collateral security for the repayment of any future drawings under such Letters of Credit, and (ii) pay in advance all Letter of Credit fees scheduled to be paid or payable over the remaining term of the Letters of Credit, and Borrower shall promptly deposit and pay such amounts;

(c)      Cease advancing money or extending credit to or for the benefit of Borrower under this Agreement or under any other agreement between Borrower and Bank;

(d)      Settle or adjust disputes and claims directly with account debtors for amounts, upon terms and in whatever order that Bank reasonably considers advisable;

(e)      Make such payments and do such acts as Bank considers necessary or reasonable to protect its security interest in the Collateral. Borrower agrees to assemble the Collateral if Bank so requires, and to make the Collateral available to Bank as Bank may designate. Borrower authorizes Bank to enter the premises where the Collateral is located, to take and maintain possession of the Collateral, or any part of it, and to pay, purchase, contest, or compromise any encumbrance, charge, or lien which in Bank’s determination appears to be prior or superior to its security interest and to pay all expenses incurred in connection therewith. With respect to any of Borrower’s owned premises, Borrower hereby grants Bank a license to enter into possession of such premises and to occupy the same, without charge, in order to exercise any of Bank’s rights or remedies provided herein, at law, in equity, or otherwise;

(f)      place a “hold” on any account maintained with Bank and/or deliver a notice of exclusive control, any entitlement order, or other directions or instructions pursuant to any control agreement or similar agreements providing control of any Collateral;

(g)      Set off and apply to the Obligations then due any and all (i) balances and deposits of Borrower held by Bank, and (ii) indebtedness at any time owing to or for the credit or the account of Borrower held by Bank;

(h)      Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Collateral. Bank is hereby granted a license or other right, solely pursuant to the provisions of this Section 9.1, to use, without charge, Borrower’s labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Bank’s exercise of its rights under this Section 9.1, Borrower’s rights under all licenses and all franchise agreements shall inure to Bank’s benefit;

(i)      Sell the Collateral at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including Borrower’s premises) as Bank determines is commercially reasonable, and apply any proceeds to the Obligations in whatever manner or order Bank deems appropriate. Bank may sell the Collateral without giving any warranties as to the Collateral, Bank may specifically disclaim any warranties of title or the like. This procedure will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral. If Bank sells any of the Collateral upon credit, Borrower will be credited only with payments actually made by the purchaser, received by Bank, and applied to the indebtedness of the purchaser. If the purchaser fails to pay for the Collateral, Bank may resell the Collateral and Borrower shall be credited with the proceeds of the sale;

(j)      Bank may credit bid and purchase at any public sale;

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(k)      Apply for the appointment of a receiver, trustee, liquidator or conservator of the Collateral, without notice and without regard to the adequacy of the security for the Obligations and without regard to the solvency of Borrower, any guarantor or any other Person liable for any of the Obligations; and

(l)      Any deficiency that exists after disposition of the Collateral as provided above will be paid immediately by Borrower.

Bank may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral.

9.2      Power of Attorney. Effective only upon the occurrence and during the continuance of an Event of Default, Borrower hereby irrevocably appoints Bank (and any of Bank’s designated officers, or employees) as Borrower’s true and lawful attorney to: (a) send requests for verification of Accounts or notify account debtors of Bank’s security interest in the Accounts; (b) endorse Borrower’s name on any checks or other forms of payment or security that may come into Bank’s possession; (c) sign Borrower’s name on any invoice or bill of lading relating to any Account, drafts against account debtors, schedules and assignments of Accounts, verifications of Accounts, and notices to account debtors; (d) dispose of any Collateral; (e) make, settle, and adjust all claims under and decisions with respect to Borrower’s policies of insurance; (f) settle and adjust disputes and claims respecting the accounts directly with account debtors, for amounts and upon terms which Bank determines to be reasonable; and (g) file, in its sole discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Collateral; provided Bank may exercise such power of attorney to sign the name of Borrower on any of the documents described in clause (g) above, regardless of whether an Event of Default has occurred. The appointment of Bank as Borrower’s attorney in fact, and each and every one of Bank’s rights and powers, being coupled with an interest, is irrevocable until all of the Obligations (other than inchoate indemnification obligations) have been fully repaid and performed and Bank’s obligation to provide advances hereunder is terminated.

9.3      Accounts Collection. At any time after the occurrence and during the continuation of an Event of Default, Bank may notify any Person owing funds to Borrower of Bank’s security interest in such funds and verify the amount of such Account. Borrower shall collect all amounts owing to Borrower for Bank, receive in trust all payments as Bank’s trustee, and immediately deliver such payments to Bank in their original form as received from the account debtor, with proper endorsements for deposit.

9.4      Bank Expenses. If Borrower fails to pay any amounts or furnish any required proof of payment due to third persons or entities, as required under the terms of this Agreement, then Bank may do any or all of the following after reasonable notice to Borrower: (a) make payment of the same or any part thereof; or (b) obtain and maintain insurance policies of the type discussed in Section 6.5 of this Agreement, and take any action with respect to such policies as Bank deems prudent. Any amounts so paid or deposited by Bank shall constitute Bank Expenses, shall be immediately due and payable, and shall bear interest at the then applicable rate hereinabove provided, and shall be secured by the Collateral. Any payments made by Bank shall not constitute an agreement by Bank to make similar payments in the future or a waiver by Bank of any Event of Default under this Agreement.

9.5      Bank’s Liability for Collateral. Bank has no obligation to clean up or otherwise prepare the Collateral for sale. All risk of loss, damage or destruction of the Collateral shall be borne by Borrower.

9.6      No Obligation to Pursue Others. Bank has no obligation to attempt to satisfy the Obligations by collecting them from any other person liable for them and Bank may release, modify or waive any collateral provided by any other Person to secure any of the Obligations, all without affecting Bank’s rights against Borrower. Borrower waives any right it may have to require Bank to pursue any other Person for any of the Obligations.

9.7      Remedies Cumulative. Bank’s rights and remedies under this Agreement, the Loan Documents, and all other agreements shall be cumulative. Bank shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity. No exercise by Bank of one right or remedy shall be deemed an election, and no waiver by Bank of any Event of Default on Borrower’s part shall be deemed a continuing waiver. No delay by Bank shall constitute a waiver, election, or acquiescence by it. No waiver by Bank shall be effective unless made in a written document signed on behalf of Bank and then shall be effective only in the specific instance and for the specific purpose for which it was given. Borrower expressly agrees that this Section 9.7 may not be waived or modified by Bank by course of performance, conduct, estoppel or otherwise.

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9.8      Demand; Protest. Except as otherwise provided in this Agreement, Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment and any other notices relating to the Obligations.

10.	NOTICES.

Unless otherwise provided in this Agreement, all notices or demands by any party relating to this Agreement or any other agreement entered into in connection herewith shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by a recognized overnight delivery service, certified mail, postage prepaid, return receipt requested, or by telefacsimile to Borrower or to Bank, as the case may be, at its addresses set forth below:

If to Borrower:	KALEIDO BIOSCIENCES, INC. Attn: Chief Financial Officer 47 Moulton Street Cambridge, MA 02138

If to Bank:	PACIFIC WESTERN BANK 406 Blackwell Street, Suite 240 Durham, North Carolina 27701 Attn: Loan Operations Manager FAX: (919) 314-3080

with a copy to:	PACIFIC WESTERN BANK 131 Oliver Street, 2nd Floor Boston, MA 02110 Attn: Scott Hansen FAX: (781) 547-0848

The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other.

11.	CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of North Carolina, without regard to principles of conflicts of law. Jurisdiction shall lie in the State of North Carolina. All disputes, controversies, claims, actions and similar proceedings arising with respect to Borrower’s account or any related agreement or transaction shall be brought in the General Court of Justice of North Carolina sitting in Durham County, North Carolina or the United States District Court for the Middle District of North Carolina, except as provided below with respect to arbitration of such matters. BANK AND BORROWER EACH ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH OF THEM, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT, WITH COUNSEL OF THEIR CHOICE, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY RELATED INSTRUMENT OR LOAN DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTION OF ANY OF THEM. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY BANK OR BORROWER, EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY EACH OF THEM. If the jury waiver set forth in this Section 11 is not enforceable, then any dispute, controversy, claim, action or similar proceeding arising out of or relating to this Agreement, the Loan Documents or any of the transactions contemplated therein shall be settled by final and binding arbitration held in Durham County, North Carolina in accordance with the then current Commercial Arbitration Rules of the American Arbitration Association

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by one arbitrator appointed in accordance with those rules. The arbitrator shall apply North Carolina law to the resolution of any dispute, without reference to rules of conflicts of law or rules of statutory arbitration. Judgment upon any award resulting from arbitration may be entered into and enforced by any state or federal court having jurisdiction thereof. Notwithstanding the foregoing, the parties may apply to any court of competent jurisdiction for preliminary or interim equitable relief, or to compel arbitration in accordance with this Section. The costs and expenses of the arbitration, including without limitation, the arbitrator’s fees and expert witness fees, and reasonable attorneys’ fees, incurred by the parties to the arbitration may be awarded to the prevailing party, in the discretion of the arbitrator, or may be apportioned between the parties in any manner deemed appropriate by the arbitrator. Unless and until the arbitrator decides that one party is to pay for all (or a share) of such costs and expenses, both parties shall share equally in the payment of the arbitrator’s fees as and when billed by the arbitrator.

12.	GENERAL PROVISIONS.

12.1      Successors and Assigns. This Agreement shall bind and inure to the benefit of the respective successors and permitted assigns of each of the parties and shall bind all persons who become bound as a debtor to this Agreement; provided, however, that neither this Agreement nor any rights hereunder may be assigned by Borrower without Bank’s prior written consent, which consent may be granted or withheld in Bank’s sole discretion. Bank shall have the right without the consent of or notice to Borrower to sell, assign, transfer, negotiate, or grant participation in all or any part of, or any interest in, Bank’s obligations, rights and benefits hereunder.

12.2      Indemnification. Borrower shall defend, indemnify and hold harmless Bank and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this Agreement; and (b) all losses or Bank Expenses in any way suffered, incurred, or paid by Bank, its officers, employees and agents as a result of or in any way arising out of, following, or consequential to transactions between Bank and Borrower whether under this Agreement, or otherwise (including without limitation reasonable attorneys fees and expenses), except for losses caused by Bank’s gross negligence or willful misconduct.

12.3      Time of Essence. Time is of the essence for the performance of all obligations set forth in this Agreement.

12.4      Severability of Provisions. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

12.5      Amendments in Writing, Integration. All amendments to or terminations of this Agreement or the other Loan Documents must be in writing, All prior agreements, understandings, representations, warranties, and negotiations between the parties hereto with respect to the subject matter of this Agreement and the other Loan Documents, if any, are merged into this Agreement and the Loan Documents.

12.6      Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Executed copies of the signature pages of this Agreement sent by facsimile or transmitted electronically in Portable Document Format (“PDF”), or any similar format, shall be treated as originals, fully binding and with full legal force and effect, and the parties waive any rights they may have to object to such treatment.

12.7      Survival. All covenants, representations and warranties made in this Agreement shall continue in full force and effect so long as any Obligations remain outstanding or Bank has any obligation to make any Credit Extension to Borrower. The obligations of Borrower to indemnify Bank with respect to the expenses, damages, losses, costs and liabilities described in Section 12.2 shall survive until all applicable statute of limitations periods with respect to actions that may be brought against Bank have run.

12.8      Confidentiality. In handling any confidential information, Bank and Borrower and all employees and agents of each such party shall exercise the same degree of care that such party exercises with respect to its own proprietary information of the same types to maintain the confidentiality of any non-public information thereby

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received or received pursuant to this Agreement and the Loan Documents or upon request of Bank or its Affiliates, except that disclosure of such information may be made (i) in the case of Bank, to the subsidiaries or Affiliates of Bank or Borrower in connection with their present or prospective business relations with Borrower (provided that such subsidiaries or Affiliates are bound by confidentiality obligations substantially the same as those of this Section 12.8, (ii) in the case of Bank, to prospective transferees or purchasers of any interest in the Credit Extensions, provided that they have entered into a comparable confidentiality agreement in favor of Borrower and have delivered a copy to Borrower, (iii) as required by law, regulations, rule or order, subpoena, judicial order or similar order, (iv) in the case of Bank, as may be required in connection with the examination, audit or similar investigation of Bank and (v) as Bank may determine in connection with the enforcement of any remedies hereunder. Confidential information hereunder shall not include information that either: (a) is in the public domain or in the knowledge or possession of the receiving party when disclosed to such party, or becomes part of the public domain after disclosure to such receiving party through no fault of such receiving party; or (b) is disclosed to such receiving party by a third party, provided the receiving party does not have actual knowledge that such third party is prohibited from disclosing such information.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

KALEIDO BIOSCIENCES, INC.

By:	/s/ Geoffrey von Maltzahn
Name:	Geoffrey von Maltzahn
Title:	President

PACIFIC WESTERN BANK

By:
Name:
Title:

[Signature Page to Loan and Security Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

KALEIDO BIOSCIENCES, INC.

By:
Name:
Title:

PACIFIC WESTERN BANK

By:	/s/ Scott Hansen
Name:	Scott Hansen
Title:	Vice President

[Signature Page to Loan and Security Agreement]

EXHIBIT A

DEFINITIONS

“Accounts” means all presently existing and hereafter arising accounts, contract rights, payment intangibles and all other forms of obligations owing to Borrower arising out of the sale or lease of goods (including, without limitation, the licensing of software and other technology) or the rendering of services by Borrower and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower and Borrower’s Books relating to any of the foregoing.

“Affiliate” means, with respect to any Person, any Person that owns or controls directly or indirectly such Person, any Person that controls or is controlled by or is under common control with such Person, and each of such Person’s senior executive officers, directors, and general partners.

“Authorized Officer” means someone designated as such in the corporate resolution provided by Borrower to Bank including any such resolutions in which this Agreement and the transactions contemplated hereunder are authorized by Borrower’s board of directors. If Borrower provides subsequent corporate resolutions to Bank after the Closing Date, the individual(s) designated as “Authorized Officer(s)” in the most-recently provided resolution shall be the only “Authorized Officers” for purposes of this Agreement.

“Availability End Date” means December 21, 2016.

“Bank Expenses” means all reasonable costs or expenses (including reasonable attorneys’ fees and expenses, whether generated in-house or by outside counsel) incurred in connection with the preparation, negotiation, administration, and enforcement of the Loan Documents; reasonable Collateral audit fees; and Bank’s reasonable attorneys’ fees and expenses (whether generated in-house or by outside counsel) incurred in amending, enforcing or defending the Loan Documents (including fees and expenses of appeal), incurred before, during and after an Insolvency Proceeding, whether or not suit is brought.

“Borrower’s Books” means all of Borrower’s books and records including: ledgers; records concerning Borrower’s assets or liabilities, the Collateral, business operations or financial condition; and all computer programs, or tape files, and the equipment, containing such information.

“Business Day” means any day that is not a Saturday, Sunday, or other day on which banks in the State of North Carolina are authorized or required to close.

“Capitalized Expenditures” means current period unfinanced cash expenditures that are capitalized and amortized over a period of time in accordance with GAAP, including but not limited to capitalized cash expenditures for capital equipment, capitalized manufacturing and labor costs as they relate to inventory, and software development.

“Cash” means unrestricted cash and cash equivalents.

“Change in Control” shall mean a transaction other than a bona fide equity financing or scries of financings on terms and from investors reasonably acceptable to Flagship Ventures Management Inc. or its affiliates in which any “person” or “group” (within the meaning of Section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of a sufficient number of shares of all classes of stock then outstanding of Borrower ordinarily entitled to vote in the election of directors, empowering such “person” or “group” to elect a majority of the Board of Directors of Borrower, who did not have such power before such transaction.

“Closing Date” means the date of this Agreement.

“Code” means the North Carolina Uniform Commercial Code as amended or supplemented from time to time.

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“Collateral” means the property described on Exhibit B attached hereto and all Negotiable Collateral to the extent not described on Exhibit B, except to the extent (i) any such property is nonassignable by its terms without the consent of the licensor thereof or another party (but only to the extent such prohibition on transfer is enforceable under applicable law, including, without limitation, §25-9-406 and §25-9-408 of the Code), (ii) the granting of a security interest therein is contrary to applicable law, provided that upon the cessation of any such restriction or prohibition, such property shall automatically become part of the Collateral, (iii) any such property constitutes the capital stock of a controlled foreign corporation (as defined in the IRC), in excess of 65% of the voting power of all classes of capital stock of such controlled foreign corporations entitled to vote, (iv) any such property (including any attachments, accessions or replacements) is subject to a Lien that is permitted pursuant to clauses (c) or (e) of the definition of Permitted Liens, if the grant of a security interest with respect to such property pursuant to this Agreement would be prohibited by the agreement creating such Permitted Lien or would otherwise constitute a default thereunder, provided, that such property will be deemed “Collateral” hereunder upon the termination and release of such Permitted Lien or (v) any such property is Intellectual Property, in any medium, of any kind or nature whatsoever, now or hereafter owned or acquired or received by Borrower, or in which Borrower now holds or hereafter acquires or receives any right or interest; provided, however, that the Collateral shall include all accounts and general intangibles that consist of rights to payment and proceeds from the sale, licensing or disposition of all or any part, or rights in, the foregoing (the “Rights to Payment”). Notwithstanding the foregoing, if a judicial authority (including a U.S. Bankruptcy Court) holds that a security interest in the underlying Intellectual Property is necessary to have a security interest in the Rights to Payment, then the Collateral shall automatically, and effective as of December 21, 2015, include the Intellectual Property to the extent and only to the extent necessary to permit perfection of Bank’s security interest in the Rights to Payment, and further provided, however, that Bank’s enforcement rights with respect to any security interest in the Intellectual Property shall be absolutely limited to the Rights to Payment only, and Bank shall have no recourse whatsoever with respect to the underlying Intellectual Property.

“Collateral State” means the state or states where the Collateral is located, which is Massachusetts.

“Compliance Certificate” means a compliance certificate, in substantially the form of Exhibit D attached hereto, executed by a Responsible Officer of the Borrower.

“Contingent Obligation” means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to (i) any indebtedness, lease, dividend, letter of credit or other obligation of another, including, without limitation, any such obligation directly or indirectly guaranteed, endorsed, co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable; (ii) any obligations with respect to undrawn letters of credit, corporate credit cards or merchant services issued for the account of that Person; and (iii) all obligations arising under any interest rate, currency or commodity swap agreement, interest rate cap agreement, interest rate collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; provided, however, that the term “Contingent Obligation” shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determined amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith; provided, however, that such amount shall not in any event exceed the maximum amount of the obligations under the guarantee or other support arrangement.

“Copyrights” means any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held.

“Credit Extension” means each Term Loan, or any other extension of credit by Bank, to or for the benefit of Borrower hereunder.

“Equipment” means all present and future machinery, equipment, tenant improvements, furniture, fixtures, vehicles, tools, parts and attachments in which Borrower has any interest.

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“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations thereunder.

“Event of Default” has the meaning assigned in Article 8.

“GAAP” means generally accepted accounting principles, consistently applied, as in effect from time to time in the United States.

“Indebtedness” means (a) all indebtedness for borrowed money or the deferred purchase price of property or services, including without limitation reimbursement and other obligations with respect to surety bonds and letters of credit, (b) all obligations evidenced by notes, bonds, debentures or similar instruments, (c) all capital lease obligations, and (d) all Contingent Obligations, including but not limited to any sublimit contained herein.

“Insolvency Proceeding” means any proceeding commenced by or against any Person or entity under any provision of the United States Bankruptcy Code, as amended, or under any other bankruptcy or insolvency law, including assignments for the benefit of creditors, formal or informal moratoria, compositions, extension generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

“Intellectual Property” means all of Borrower’s right, title, and interest in and to the following:

(a)      Copyrights, Trademarks and Patents;

(b)      Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

(c)      Any and all design rights which may be available to Borrower now or hereafter existing, created, acquired or held;

(d)      Any and all claims for damages by way of past, present and future infringement of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

(e)      All licenses or other rights to use any of the Copyrights, Patents or Trademarks, and all license fees and royalties arising from such use to the extent permitted by such license or rights;

(f)      All amendments, renewals and extensions of any of the Copyrights, Trademarks or Patents; and

(g)      All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

“Inventory” means all present and future inventory in which Borrower has any interest.

“Investment” means any beneficial ownership of (including stock, partnership or limited liability company interest or other securities) any Person, or any loan, advance or capital contribution to any Person.

“Investment Agreement” means, collectively, Borrower’s stock purchase and other agreement(s) pursuant to which Borrower most recently issued its preferred stock.

“IRC” means the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

“Letter of Credit” means a commercial or standby letter of credit or similar undertaking issued by Bank at Borrower’s request.

“Lien” means any mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

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“Loan Documents” means, collectively, this Agreement, any note or notes executed by Borrower, and any other document, instrument or agreement entered into in connection with this Agreement, all as amended or extended from time to time.

“Material Adverse Effect” means a material adverse effect on (i) the operations, business or financial condition of Borrower and its Subsidiaries taken as a whole, (ii) the ability of Borrower to repay the Obligations or otherwise perform its obligations under the Loan Documents, or (iii) Borrower’s interest in, or the value, perfection or priority of Bank’s security interest in the Collateral.

“Negotiable Collateral” means all of Borrower’s present and future letters of credit of which it is a beneficiary, drafts, instruments (including promissory notes), securities, documents of title, and chattel paper, and Borrower’s Books relating to any of the foregoing.

“Obligations” means all debt, principal, interest, Bank Expenses and other amounts owed to Bank by Borrower pursuant to this Agreement or any other agreement (other than any warrant or equity related agreement), whether absolute or contingent, due or to become due, now existing or hereafter arising, including any interest that accrues after the commencement of an Insolvency Proceeding and including any debt, liability, or obligation owing from Borrower to others that Bank may have obtained by assignment or otherwise.

“Patents” means all patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same.

“Periodic Payments” means all installments or similar recurring payments that Borrower may now or hereafter become obligated to pay to Bank pursuant to the terms and provisions of any instrument, or agreement now or hereafter in existence between Borrower and Bank.

“Permitted Indebtedness” means:

(a)      Indebtedness of Borrower in favor of Bank arising under this Agreement or any other Loan Document;

(b)      Indebtedness existing on the Closing Date and disclosed in the Schedule;

(c)      Indebtedness not to exceed $250,000 in the aggregate at any time secured by a lien described in clause (c) of the defined term “Permitted Liens,” provided such Indebtedness does not exceed at the time it is incurred the lesser of the cost or fair market value of the property financed with such Indebtedness;

(d)      The SVB Credit Card for a period of time not to exceed 90 days after the Closing Date;

(e)      Subordinated Debt;

(f)      Indebtedness to trade creditors incurred in the ordinary course of business;

(g)      Indebtedness incurred as a result of endorsing negotiable instruments received in the ordinary course of business;

(h)      Indebtedness permitted under clause (d) of Permitted Investments; and

(i)      Extensions, refinancings and renewals of any items of Permitted Indebtedness, provided that the principal amount is not increased or the terms modified to impose more burdensome terms upon Borrower or its Subsidiary, as the case may be.

“Permitted Investment” means:

(a)      Investments existing on the Closing Date disclosed in the Schedule;

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(b)      (i) Marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency or any State thereof maturing within one year from the date of acquisition thereof, (ii) commercial paper maturing no more than one year from the date of creation thereof and currently having rating of at least A-2 or P-2 from either Standard & Poor’s Corporation or Moody’s Investors Service, (iii) Bank’s certificates of deposit maturing no more than one year from the date of investment therein, and (iv) Bank’s money market accounts; (v) Investments in regular deposit or checking accounts held with Bank or as otherwise permitted by, and subject to the terms and conditions of, Section 6.6 of this Agreement; and (vi) Investments consistent with any investment policy adopted by the Borrower’s board of directors;

(c)      Investments accepted in connection with Permitted Transfers;

(d)      Investments (i) of Subsidiaries in or to other Subsidiaries (which are co-Borrowers or secured guarantors and, for Subsidiaries created or acquired after the date hereof, with respect to which Borrower and its Subsidiaries have fully complied with Section 6.8 hereof) or Borrower and Investments by Borrower in Subsidiaries (which are co-Borrowers or secured guarantors and, for Subsidiaries created or acquired after the date hereof, with respect to which Borrower and its Subsidiaries have fully complied with Section 6.8 hereof) (ii) of Subsidiaries in or to other Subsidiaries (which are not co-Borrowers or secured guarantors) and (iii) Investments by Borrower in Subsidiaries (which are not co-Borrowers or secured guarantors) not to exceed $250,000 in the aggregate in any fiscal year;

(e)      Investments not to exceed $250,000 outstanding in the aggregate at any time consisting of (i) travel advances and employee relocation loans and other employee loans and advances in the ordinary course of business, and (ii) loans to employees, officers or directors relating to the purchase of equity securities of Borrower or its Subsidiaries pursuant to employee stock purchase plan agreements approved by Borrower’s Board of Directors;

(f)      Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of Borrower’s business;

(g)      Investments consisting of notes receivable of, or prepaid royalties and other credit extensions, to customers and suppliers who are not Affiliates, in the ordinary course of business, provided that this subparagraph (g) shall not apply to Investments of Borrower in any Subsidiary;

(h)      Joint ventures or strategic alliances in the ordinary course of Borrower’s business consisting of the non-exclusive licensing of technology, the development of technology or the providing of technical support, provided that any cash Investments by Borrower in another Person under this clause (h) do not exceed $250,000 in the aggregate in any fiscal year;

(i)      Investments consisting of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and

(j)      Investments permitted under Section 7.3.

“Permitted Licenses” means the following:

(a)      non-exclusive licenses or sublicenses and similar arrangements, partnerships and joint ventures on commercially reasonable terms for the use of the property of Borrower or its Subsidiaries in the ordinary course of business;

(b)      licenses of open source, over-the-counter software, prepackaged software and other software that is commercially available to the public, and

(c)      non-exclusive and exclusive licenses for the use of the Intellectual Property of Borrower or any of its Subsidiaries entered into in the ordinary course of business, provided, that, with respect to each such

5

license described in clause (c), (i) no Event of Default has occurred or is continuing at the time of such license; (ii) the license constitutes an arms-length transaction, the terms of which, on their face, do not provide for a sale or legal transfer of title of any Intellectual Property and do not contain an enforceable restriction on the ability of Borrower or any of its Subsidiaries, as applicable, to pledge, grant a security interest in or lien on, or assign or otherwise Transfer any Intellectual Property; (iii) in the case of any exclusive license, (x) Borrower delivers to the Bank ten (10) days’ prior written notice and a brief summary of the terms of the proposed license and copies of the final executed licensing documents in connection with the exclusive license promptly upon consummation thereof, and (y) any such license could not result in a legal transfer of title of the licensed property but may be exclusive in respects other than territory and may be exclusive as to territory only as to discrete geographical areas outside of the United States; and (iv) all upfront payments, royalties, milestone payments or other proceeds arising from the licensing agreement that are payable to Borrower or any of its Subsidiaries are deposited into a Deposit Account that is governed by a Control Agreement.

“Permitted Liens” means the following:

(a)      Any Liens existing on the Closing Date and disclosed in the Schedule (excluding Liens to be satisfied with the proceeds of the Credit Extensions) or arising under this Agreement, the other Loan Documents, or any other agreement in favor of Bank;

(b)      Liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings and for which Borrower maintains adequate reserves;

(c)      Liens not to exceed $250,000 in the aggregate at any time (i) upon or in any Equipment (other than Equipment financed by a Credit Extension) acquired or held by Borrower or any of its Subsidiaries to secure the purchase price of such Equipment or indebtedness incurred solely for the purpose of financing the acquisition or lease of such Equipment, or (ii) existing on such Equipment at the time of its acquisition, in each case provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such Equipment;

(d)      Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by Liens of the type described in clauses (a) through (c) above, provided that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase;

(e)      Liens on cash collateral in favor of Silicon Valley Bank securing for a period of time not to exceed 90 days after the Closing Date, the SVB Credit Card in an amount not to exceed $10,000;

(f)      Liens securing Subordinated Debt;

(g)      Permitted Licenses;

(h)      Liens of carriers, warehousemen, suppliers, or other Persons that are possessory in nature arising in the ordinary course of business so long as such Liens attach only to Inventory, securing liabilities in the aggregate amount not to exceed $25,000 and which are not delinquent or remain payable without penalty or which are being contested in good faith and by appropriate proceedings which proceedings have the effect of preventing the forfeiture or sale of the property subject thereto;

(i)      Liens to secure payment of workers’ compensation, employment insurance, old-age pensions, social security and other like obligations incurred in the ordinary course of business (other than Liens imposed by ERISA); and

(j)      Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default under Sections 8.4 (attachment) or 8.7 (judgments).

6

“Permitted Transfer” means the conveyance, sale, lease, transfer or disposition by Borrower or any Subsidiary of:

(a)      Inventory in the ordinary course of business;

(b)      licenses and similar arrangements for the use of the property of Borrower or its Subsidiaries in the ordinary course of business;

(c)      Transfers that constitute Permitted Licenses;

(d)      worn-out, surplus or obsolete Equipment;

(e)      grants of security interests and other Liens that constitute Permitted Liens; and

(f)      other assets of Borrower or its Subsidiaries that do not in the aggregate exceed $250,000 during any fiscal year.

“Person” means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or governmental agency.

“Prime Rate” means the variable rate of interest, per annum, most recently announced by Bank, as its “prime rate,” whether or not such announced rate is the lowest rate available from Bank.

“Responsible Officer” means each of the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer, Vice President of Finance, the Secretary and the Controller of Borrower, as well as any other officer or employee identified as an Authorized Officer in the corporate resolution delivered by Borrower to Bank in connection with this Agreement.

“Schedule” means the schedule of exceptions attached hereto and approved by Bank, if any.

“SOS Reports” means the official reports from the Secretaries of State of each Collateral State, the state where Borrower’s chief executive office is located, the state of Borrower’s formation and other applicable federal, state or local government offices identifying all current security interests filed in the Collateral and Liens of record as of the date of such report.

“Subordinated Debt” means any debt incurred by Borrower that is subordinated in writing to the debt owing by Borrower to Bank on terms reasonably acceptable to Bank (and identified as being such by Borrower and Bank).

“Subsidiary” means any corporation, partnership or limited liability company or joint venture in which (i) any general partnership interest or (ii) more than 50% of the stock, limited liability company interest or joint venture of which by the terms thereof ordinary voting power to elect the Board of Directors, managers or trustees of the entity, at the time as of which any determination is being made, is owned by Borrower, either directly or through an Affiliate.

“SVB Credit Card” means Borrower’s existing credit card issued by Silicon Valley Bank with an aggregate limit not to exceed $10,000.

“Term Loan Maturity Date” means December 21, 2019.

“Trademarks” means any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such trademarks.

“Tranche” means any of Tranche A or Tranche B.

7

“Tranche A” has the meaning assigned in Section 2.1(b)(i).

“Tranche B” has the meaning assigned in Section 2.l(b)(i).

“Tranche B Milestones” means (i) the receipt by Borrower of at least $5,500,000 of gross cash proceeds after the Closing Date from the sale of its Series A equity securities, (ii) Borrower’s achievement of preclinical POC in at least two indications and (iii) Flagship Ventures Management, Inc. (or an Affiliate thereof) confirms to Bank that Flagship Ventures Management, Inc. (or an Affiliate thereof) is satisfied with Borrower’s preclinical POC achievement relative to plan.

8

DEBTOR	KALEIDO BIOSCIENCE, INC.

SECURED PARTY:	PACIFIC WESTERN BANK

EXHIBIT B

COLLATERAL DESCRIPTION ATTACHMENT TO LOAN AND SECURITY AGREEMENT

All personal property of Borrower (herein referred to as “Borrower” or “Debtor”) whether presently existing or hereafter created or acquired, and wherever located, including, but not limited to:

(a)      all accounts (including health-care-insurance receivables), chattel paper (including tangible and electronic chattel paper), deposit accounts, documents (including negotiable documents), equipment (including all accessions and additions thereto), financial assets, general intangibles (including patents, trademarks, copyrights, goodwill, payment intangibles, domain names and software), goods (including fixtures), instruments (including promissory notes), inventory (including all goods held for sale or lease or to be furnished under a contract of service, and including returns and repossessions), investment property (including securities and securities entitlements), letter of credit rights, money, and all of Debtor’s books and records with respect to any of the foregoing, and the computers and equipment containing said books and records;

(b)      any and all cash proceeds and/or noncash proceeds of any of the foregoing, including, without limitation, insurance proceeds, and all supporting obligations and the security therefor or for any right to payment. All terms above have the meanings given to them in the North Carolina Uniform Commercial Code, as amended or supplemented from time to time, including revised Division 9 of the Uniform Commercial Code-Secured Transactions.

Notwithstanding the foregoing, the Collateral shall not include (i) any property that is nonassignable by its terms without the consent of the licensor thereof or another party (but only to the extent such prohibition on transfer is enforceable under applicable law, including, without limitation, §25-9-406 and §25-9-408 of the Code), (ii) any property where the granting of a security interest therein is contrary to applicable law, provided that upon the cessation of any such restriction or prohibition, such property shall automatically become part of the Collateral, (iii) any property that constitutes the capital stock of a controlled foreign corporation (as defined in the IRC), in excess of 65% of the voting power of all classes of capital stock of such controlled foreign corporations entitled to vote, (iv) any property (including any attachments, accessions or replacements) that is subject to a Lien that is permitted pursuant to clauses (c) or (e) of the definition of Permitted Liens, if the grant of a security interest with respect to such property pursuant to this Agreement would be prohibited by the agreement creating such Permitted Lien or would otherwise constitute a default thereunder, provided, that such property will be deemed “Collateral” hereunder upon the termination and release of such Permitted Liens or (v) any property that is Intellectual Property, in any medium, of any kind or nature whatsoever, now or hereafter owned or acquired or received by Borrower, or in which Borrower now holds or hereafter acquires or receives any right or interest; provided, however, that the Collateral shall include all accounts and general intangibles that consist of rights to payment and proceeds from the sale, licensing or disposition of all or any part, or rights in, the foregoing (the “Rights to Payment”).

Notwithstanding the foregoing, if a judicial authority (including a U.S. Bankruptcy Court) holds that a security interest in the underlying Intellectual Property is necessary to have a security interest in the Rights to Payment, then the Collateral shall automatically, and effective as of December 21, 2015, include the Intellectual Property to the extent and only to the extent necessary to permit perfection of Bank’s security interest in the Rights to Payment, and further provided, however, that Bank’s enforcement rights with respect to any security interest in the Intellectual Property shall be absolutely limited to the Rights to Payment only, and Bank shall have no recourse whatsoever with respect to the underlying Intellectual Property.

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EXHIBIT C

LOAN ADVANCE / PAYDOWN REQUEST FORM

[Please refer to New Borrower Kit]

EXHIBIT D

COMPLIANCE CERTIFICATE

[Please refer to New Borrower Kit]

SCHEDULE OF EXCEPTIONS

Permitted Indebtedness (Exhibit A) – None.

Permitted Investments (Exhibit A) – None.

Permitted Liens (Exhibit A) – None.

Intellectual Property (Section 5.4) –

Patents: none

Patent applications:

Kaleido # and TITLE	MATTER TYPE	US APPLICATION #	STATUS	Filing Date
GT 001 P1 Glycan Therapeutic Compositions and Uses Thereof for Metabolic Diseases	Prov - ORG	62/152,005	Pending	4/23/2015

GT 002 Pl Glycan Therapeutic Compositions and Uses Thereof for Inflammatory Diseases	Prov - ORG	62/152,007	Pending	4/23/2015

GT 003 Pl Glycan Therapeutic Compositions and Uses Thereof for Infectious Diseases	Prov - ORG	62/152,011	Pending	4/23/2015

GT 004 Pl Glycan Therapeutic Compositions and Uses Thereof for Microbiome Diseases	Prov - ORG	62/152,016	Pending	4/23/2015

GT 005 Pl Hybrid Glycan Structures, Therapeutic Compositions and Uses Thereof for Altering the Microbiota	Prov - ORG	62/152,017	Pending	4/23/2015

GT 006 Pl: Glycan Therapeutic Compositions and Uses Thereof for the Modulation of Skin Microbiota	Prov - ORG	62/209,615	Pending	8/25/2015

GT 007 Pl: Glycan Therapeutic Compositions and Uses Thereof for the Modulation of Vaginal Microbiota	Prov - ORG	62/209,618	Pending	8/25/2015

GT 008 Pl: Glycan Therapeutic Compositions and Uses Thereof for the Modulation of Oral Microbiota	Prov - ORG	62/209,626	Pending	8/25/2015

GT 009 Pl: Glycan Therapeutic Compositions and Uses Thereof for the Modulation of Nasal Microbiota	Prov - ORG	62/209,629	Pending	8/25/2015

GT 001 P2 Glycan Therapeutic Compositions And Uses Thereof For Metabolic Diseases	Prov - ORG	62/216,993	Pending	4/23/2015 9/10/2015

GT 002 P2 Glycan Therapeutic Compositions and Uses Thereof for Inflammatory Diseases	Prov - ORG	62/216,995	Pending	4/23/2015 9/10/2015

GT 003 P2 Glycan Therapeutic Compositions and Uses Thereof for Infectious Diseases	Prov - ORG	62/216,997	Pending	4/23/2015 9/10/2015

GT 004 P2 Glycan Therapeutic Compositions and Uses Thereof for Microbiome Diseases	Prov - ORG	62/217,002	Pending	4/23/2015 9/10/2015

GT 010 Pl Glycan Therapeutics Comprising Polyphenols and Uses Thereof in Infectious and Inflammatory Diseases	Prov - ORG	62/238,110	Pending	10/6/2015

GT 01l Pl Glycan Therapeutics Comprising Polyphenols and uses Thereof in Metabolic and Microbiome-Associated Diseases	Prov - ORG	62/238,112	Pending	10/6/2015

GT 012 Pl: Microbiome Regulators and Uses Thereof in Infectious and Inflammatory Diseases	Prov - ORG	62/255,365	Pending	11/13/2015

GT 013 Pl: Microbiome Regulators and Uses Thereof in Microbiome and Metabolic Diseases	Prov - ORG	62/255,366	Pending	11/13/2015

Copyright registrations or applications: none

Trademark, service mark and domain name registrations or applications:

Trademark and/or service marks

The following mark has been applied for but not yet granted.

U.S. Trademark/Service Mark Application Serial No. 86783357 for the mark “KALEIDO”

Domain name

www.glycobiome.com

www.vl32.com

www.kaleido.com

Midori Licensed Patents

The following patents are licensed from Midori USA, Inc

MoFo Ref. Midori Ref.	Country	Title	Application No. Filing Date	Registration No. Registration Date	Status
70703-20001.00 MID-001US3	United States of America	POLYMERIC ACID CATALYSTS AND USES THEREOF	13/406,490 2/27/2012	9,079,171 7/14/2015	Granted/Registered

70703-20001.01 MID-001US4	United States of America	SYSTEMS AND METHODS FOR PRODUCTION OF SOLID ACID CATALYSTS	14/730,143 6/3/2015		Filed

70703-20001.40 MID-001WO1	Patent Cooperation Treaty	SYSTEMS AND METHODS FOR PRODUCTION OF SOLID ACID CATALYSTS	PCT/US2012/02 6820 2/27/2012		Expired

70703-20001.41 MID-001AR1	Argentina	POLYMERIC ACID CATALYSTS AND USES THEREOF	P20120100642 2/28/2012		Filed

70703-20001.42 MID-00lJA1	Jamaica	POLYMERIC ACID CATALYSTS AND USES THEREOF	1815278 3/22/2012		Filed

70703-20001.43 MID-001ZA	South Africa	SYSTEMS AND METHODS FOR PRODUCTION OF SOLID ACID CATALYSTS	201306233 2/27/2012		Filed

70703-20001.44 MID-001KR	Republic of Korea	SYSTEMS AND METHODS FOR PRODUCTION OF SOLID ACID CATALYSTS	1020137018658 2/27/2012		Filed

70703-20001.45 MID-001AU	Australia	SYSTEMS AND METHODS FOR PRODUCTION OF SOLID ACID CATALYSTS	2012223494 2/27/2012		Filed

70703-20001.46 MID-001BR	Brazil	SYSTEMS AND METHODS FOR PRODUCTION OF SOLID ACID CATALYSTS	BR11201302204 73 2/27/2012		Filed

70703-20001.47 MID-001CA	Canada	SYSTEMS AND METHODS FOR PRODUCTION OF SOLID ACID CATALYSTS	2864086 2/27/2012		Filed

70703-20001.48 MID-001CN	China	SYSTEMS AND METHODS FOR PRODUCTION OF SOLID ACID CATALYSTS	2012800189012 2/27/2012		Filed

70703-20001.49 MID-001CO	Colombia	SYSTEMS AND METHODS FOR PRODUCTION OF SOLID ACID CATALYSTS	13230542 2/27/2012		Filed

70703-20001.50 M1D-001EP	European Patent Office	SYSTEMS AND METHODS FOR PRODUCTION OF SOLID ACID CATALYSTS	127092070 2/27/2012		Filed

70703-20001.51 MID-001ID	Indonesia	SYSTEMS AND METHODS FOR PRODUCTION OF SOLID ACID CATALYSTS	W00201304395 2/27/2012		Filed

70703-20001.52 MID-001IN	India	SYSTEMS AND METHODS FOR PRODUCTION OF SOLID ACID CATALYSTS	7946DELNP201 3 2/27/2012		Filed

70703-20001.53 MID-001MY	Malaysia	SYSTEMS AND METHODS FOR PRODUCTION OF SOLID ACID CATALYSTS	P12013003157 2/27/2012		Filed

70703-20001.54 MID-001NZ	New Zealand	POLYMERIC ACID CATALYSTS AND USES THEREOF	616047 2/27/2012		Filed

70703-20001.55 MID-001PH	Philippines	SYSTEMS AND METHODS FOR PRODUCTION OF SOLID ACID CATALYSTS	12013501775 2/27/2012		Filed

MoFo Ref. Midori Ref.	Country	Title	Application No. Filing Date	Registration No. Registration Date	Status

70703-20001.56 MID-001TH	Thailand	POLYMERIC ACID CATALYSTS AND USES THEREOF	1301004754 2/27/2012		Filed

70703-20001.57 MID-001CL	Chile	SYSTEMS AND METHODS FOR PRODUCTION OF SOLID ACID CATALYSTS	24632013 2/27/2012		Filed

70703-20001.58 MID-001RU	Russian Federation	SYSTEMS AND METHODS FOR PRODUCTION OF SOLID ACID CATALYSTS	2013143822 2/27/2012		Filed

70703-20001.59 MID-001SG	Singapore	POLYMERIC ACID CATALYSTS AND USES THEREOF	2013064654 2/27/2012		Filed

70703-20001.60 MID-001MX	Mexico	SYSTEMS AND METHODS FOR PRODUCTION OF SOLID ACID CATALYSTS	MXa201300992 0 2/27/2012		Filed

70703-20002.00 MID-001US4	United States of America	POLYMERIC ACID CATALYSTS AND USES THEREOF	13/406,517 2/27/2012	8,466,242 6/18/2013	Granted/Registered

70703-20002.10 MID-001US5	United States of America	POLYMERIC ACID CATALYSTS AND USES THEREOF	13/657,724 2/27/2012	8,476,388 7/2/2013	Granted/Registered

70703-20002.11 MID-001US6	United States of America	POLYMERIC ACID CATALYSTS AND USES THEREOF	13/865,048 4/17/2013		Filed

70703-20004.40 MID-003WO1	Patent Cooperation Treaty	METHOD OF PRODUCING MONOETHYLENE GLYCOL	PCT/US2013/03 7862 4/23/2013		Abandonment Pending

70703-20005.00 MID-004US1	United States of America	POLYMERIC AND SOLID-SUPPORTED CATALYSTS, AND METHODS OF DIGESTING CELLULOSIC MATERIALS USING	14/423,697 8/23/2013		Filed

70703-20005.40 MID-004WO1	Patent Cooperation Treaty	POLYMERIC AND SOLID-SUPPORTED CATALYSTS, AND METHODS OF DIGESTING CELLLOSIC MATERIALS USING SUCH CATALYSTS	PCT/US2013/05 6389 8/23/2013		Filed

70703-20005.42 MID-004CN1	China	POLYMERIC AND SOLID-SUPPORTED CATALYSTS, AND METHODS OF DIGESTING CELLLOSIC MATERIALS USING SUCH CATALYSTS	2013800550503 8/23/2013		Filed

70703-20005.43 MID-004EP1	European Patent Office	POLYMERIC AND SOLID-SUPPORTED CATALYSTS, AND METHODS OF DIGESTING CELLLOSIC MATERIALS USING SUCH CATALYSTS	138312285 8/23/2013		Filed

70703-20005.44 MID-004KR1	Republic of Korea	POLYMERIC AND SOLID-SUPPORTED CATALYSTS, AND METHODS OF DIGESTING CELLLOSIC MATERIALS USING SUCH CATALYSTS	1020157007481 8/23/2013		Filed

70703-20007.00 MID-006US2	United States of America	METHODS OF PRODUCING SUGARS FROM BIOMASS FEEDSTOCKS	13/831,495 3/14/2013		Filed

70703-20009.00 MID-008US1	United States of America	POLYMERIC AND SOLID-SUPPORTED CATALYSTS, AND METHODS OF DIGESTING LIGNIN-CONTAINING MATERIALS USING SUCH CATALYSTS	14/423,698 8/23/2013		Filed

MoFo Ref. Midori Ref.	Country	Title	Application No. Filing Date	Registration No. Registration Date	Status

70703-20009.40 MID-008WO1	Patent Cooperation Treaty	POLYMERIC AND SOLID SUPPORTED CATALYSTS, AND METHODS OF DIGESTING LIGNIN CONTAINING MATERIAL USING SUCH CATALYSTS	PCT/US2013/05 6462 8/23/2013		Filed

70703-20009.41 MID-008EP1	European Patent Office	POLYMERIC AND SOLID SUPPORTED CATALYSTS, AND METHODS OF DIGESTING LIGNIN CONTAINING MATERIAL USING SUCH CATALYSTS	138306097 8/23/2013		Filed

70703-20011.40 MID-010WOl	Patent Cooperation Treaty	POLYMERIC IONIC SALT CATALYSTS AND METHODS OF PRODUCING THEREOF	PCT/US2014/02 4177 3/12/2014		Filed

70703-20012.00 MID-011US2	United States of America	OLIGOSACCHARIDE COMPOSITIONS AND METHODS FOR PRODUCING THEREOF	14/795,720 7/9/2015		Filed

70703-20012.40 MID-011WO1	Patent Cooperation Treaty	METHODS FOR PRODUCING OLIGOSACCHARIDES	PCT/US15/3979 5 7/9/2015		Filed

70703-30001.00 MID-001US1	United States of America	SYSTEMS AND METHODS FOR PRODUCTION OF SOLID ACID CATALYSTS	61/447,311 2/28/2011		Expired

70703-30001.01 MID-001US2	United States of America	SYSTEMS AND METHODS FOR PRODUCTION OF SOLID ACID CATALYSTS	61/522,351 8/11/2011		Expired

70703-30003.00 MID-002US1	United States of America	METHODS OF DEGRADING REFRACTORY BIOMASS	61/611,930 3/16/2012		Expired

70703-30004.00 MID-003US1	United States of America	BIO-BASED POLYMERS AND METHODS OF PRODUCING THEREOF	61/637,370 4/24/2012		Expired

70703-30005.00 MID-004US1	United States of America	SOLID-SUPPORTED CATALYSTS, METHODS OF PRODUCING THEREOF, AND USES THEREOF	61/693,200 8/24/2012		Expired

70703-30006.00 MID-005US1	United States of America	POLYMERIC METAL CATALYSTS AND USES THEREOF	61/693,207 8/24/2012		Expired

70703-30007.00 MID-006US1	United States of America	METHODS OF PRODUCING SUGARS FROM BIOMASS FEEDSTOCKS	61/693,210 8/24/2012		Expired

70703-30008.00 MID-007US1	United States of America	METHODS OF PRODUCING A FOOD AGENT FROM BIOMASS	61/693,213 8/24/2012		Expired

70703-30009.00 MID-008US1	United States of America	SOLID BASE CATALYSTS, METHODS OF PRODUCING THEREOF, AND USES THEREOF	61/693,216 8/24/2012		Expired

70703-30010.00 MID-009USI	United States of America	BIO-BASED POLYMERS AND METHODS OF PRODUCING THEREOF	61/743,931 9/14/2012		Expired

70703-30011.00 MID-010	United States of America	POLYMERIC IONIC SALT CATALYSTS AND METHODS OF PRODUCING THEREOF	61/786,230 3/14/2013		Expired

70703-30012.00 MID-011	United States of America	METHODS FOR PRODUCING OLIGOSACCHARIDES	62/022,579 7/9/2014		Expired

70703-30012.01 MID-012	United States of America	OLIGOSACCHARIDE COMPOSITIONS AND METHODS FOR PRODUCING THEREOF	62/108,035 1/26/2015		Filed

70703-30013.00 MID-013	United States of America	OLIGOSACCHARIDE COMPOSITIONS FOR USE AS FOOD INGREDIENTS AND METHODS OF PRODUCING THEREOF	62/108,036 1/26/2015		Filed

MoFo Ref. Midori Ref.	Country	Title	Application No. Filing Date	Registration No. Registration Date	Status

70703-30014.00 MID-014	United States of America	OLIGOSACCHARIDE COMPOSITIONS FOR USE AS ANIMAL FEED AND METHODS OF PRODUCING THEREOF	62/108,037 1/26/2015		Filed

70703-30015.00 MID-015	United States of America	OLIGOSACCHARIDE COMPOSITIONS FOR USE IN NUTRITIONAL AND PHARMACEUTICAL COMPOSITIONS, AND METHODS OF PRODUCING THEREOF	62/108,038 1/26/2015		Filed

70703-30016.00 MID-016	United States of America	METHODS OF TREATING METABOLIC DISORDERS USING OLIGOSACCHARIDE COMPOSITIONS	62/108,039 1/26/2015		Filed

70703-30017.00 MID-017	United States of America	METHODS OF PRODUCING ANHYDROSUGAR ALCOHOLS	62/108,460 1/27/2015		Filed

Prior Names (Section 5.5) – VL32, Inc.

Litigation (Section 5.6) – None.

Inbound Licenses (Section 5.12) – License Agreement between the Company and Midori USA, Inc. effective as of June 16, 2015

FIRST AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

This First Amendment to Loan and Security Agreement (the “Amendment”) is made and entered into as of January 6, 2017 by and between PACIFIC WESTERN BANK, a California state chartered bank (“Bank”), and KALEIDO BIOSCIENCES, INC. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of December 21, 2015 (as amended from time to time, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1)	A new Section 2.1(c) is hereby added to the Agreement, as follows:

(c) Usage of Credit Card Services Under the Credit Card Line.

(i) Usage Period. Subject to and upon the terms and conditions of this Agreement, at any time from the First Amendment Effective Date through the Credit Card Maturity Date, Borrower may use the Credit Card Services (as defined below) in amounts and upon terms as provided in Section 2.1(c)(ii) below.

(ii) Credit Card Services. Subject to and upon the terms and conditions of this Agreement, Borrower may request corporate credit cards and standard and e-commerce merchant account services from Bank (collectively, the “Credit Card Services”). The aggregate limit of the corporate credit cards and merchant credit card processing reserves shall not exceed the Credit Card Line. The terms and conditions (including repayment and fees) of such Credit Card Services shall be subject to the terms and conditions of Bank’s standard forms of application and agreement for the Credit Card Services, which Borrower hereby agrees to execute.

(iii) Collateralization of Obligations Extending Beyond Maturity. If Borrower has not cash secured its obligations with respect to any Credit Card Services by the Credit Card Maturity Date, then, effective as of such date, the balance in any deposit accounts held by Bank and the certificates of deposit or time deposit accounts issued by Bank in Borrower’s name (and any interest paid thereon or proceeds thereof, including any amounts payable upon the maturity or liquidation of such certificates or accounts), shall automatically secure such obligations to the extent of the then continuing or outstanding Credit Card Services. Borrower authorizes Bank to hold such balances in pledge and to decline to honor any drafts thereon or any requests by Borrower or any other Person to pay or otherwise transfer any part of such balances for so long as the applicable Credit Card Services are outstanding or continue.

1

2)	The following defined terms are hereby added in Exhibit A to the Agreement, as follows:

“Credit Card Line” means a Credit Extension of up to $30,000, to be used exclusively for the provision of Credit Card Services.

“Credit Card Maturity Date” means January 5, 2018.

“First Amendment Effective Date” means January 6, 2017.

3)	The following defined term in Exhibit A to the Agreement is hereby amended and restated, as follows:

“Credit Extension” means each Term Loan, the Credit Card Services provided under the Credit Card Line, or any other extension of credit by Bank to or for the benefit of Borrower hereunder.

4)

Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

5)	Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment.

6)	This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

7)	As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

a) this Amendment, duly executed by Borrower;

b) a certificate of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;

c) payment for all Bank Expenses incurred through the date of this Amendment, including Bank’s expenses for the documentation of this Amendment and any UCC, good standing or intellectual property search or filing fees, which may be debited from any of Borrower’s accounts; and

d) such other documents and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

[Signature Page Follows]

2

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

KALEIDO BIOSCIENCES, INC.		PACIFIC WESTERN BANK

By:	/s/ Geoffrey von Maltzahn	By:	/s/ Scott Hansen
Name:	Geoffrey von Maltzahn	Name:	Scott Hansen
Title:	President	Title:	Vice President

[Signature Page to First Amendment to Loan and Security Agreement]

3

SECOND AMENDMENT AND JOINDER

TO

LOAN AND SECURITY AGREEMENT

This Second Amendment and Joinder to Loan and Security Agreement (this “Second Amendment and Joinder”), dated as of June 8, 2017, is executed and delivered by CADENA BIO, INC., a Delaware corporation (“New Borrower”), KALEIDO BIOSCIENCES, INC., a Delaware corporation (“Borrower”), and PACIFIC WESTERN BANK, a California state chartered bank (“Bank”). Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to those terms in the Loan Agreement (as defined below).

RECITALS

a. Borrower and Bank are parties to that certain Loan and Security Agreement dated as of December 21, 2015 (as amended from time to time, the “Original Loan Agreement”).

b. From and after the date hereof (the “Effective Date”), New Borrower, Borrower, and Bank desire to amend and supplement the terms and provisions of the Original Loan Agreement as provided herein, and the Original Loan Agreement, as amended and supplemented by this Second Amendment and Joinder, and as may be hereafter further supplemented, amended, modified or restated from time to time, shall be referred to collectively as the “Loan Agreement.”

c. Bank desires that New Borrower execute this Second Amendment and Joinder for the purpose of acknowledging that it is and shall be a borrower under the Loan Agreement and the other Loan Documents.

d. New Borrower has read and approved the Loan Documents and has asked Bank to agree to allow New Borrower to become a party to the Loan Documents in order to facilitate its ability to continue to operate its business by achieving a stronger financial base for itself and its affiliated companies.

NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration (the receipt, sufficiency and adequacy of which are hereby acknowledged), the parties hereto (intending to be legally bound) hereby agree as follows:

1. Incorporation. The foregoing preamble and recitals are incorporated herein by this reference.

2. Joinder and Assumption. From and after the Effective Date, New Borrower hereby absolutely and unconditionally:

(a) (i) joins as and becomes a party to the Loan Agreement as a Borrower thereunder, (ii) assumes, as a joint and several obligor thereunder, all of the Obligations, liabilities and indemnities of a Borrower under the Loan Agreement and all other Loan Documents, and (iii) covenants and agrees to be bound by and adhere to all of the terms, covenants, waivers, releases, agreements and conditions of or respecting a Borrower with respect to the Loan Agreement and the other Loan Documents and all of the representations and warranties contained in the Loan Agreement (in the manner set forth in Section 4 of this Second Amendment and Joinder) and the other Loan Documents with respect to New Borrower; and

(b) collaterally assigns and hereby grants to Bank a continuing security interest in all of New Borrower’s now owned and existing and hereafter acquired and arising Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of all of the Obligations. New Borrower hereby authorizes Bank to file at any time uniform commercial code financing statements in such jurisdictions and offices as Bank deems necessary in connection with the perfection of a security interest in all of New Borrower’s now owned or hereafter arising or acquired Collateral, including, without limitation, accounts receivable, deposit accounts, equipment, general intangibles, inventory, and any and all other personal property of New Borrower, and all products, substitutions, replacements, and proceeds of such property and assets, in each case, as set forth in and subject to the terms and provisions of the Loan Agreement. New Borrower has read the Loan Agreement and affirmatively grants to Bank all rights to New Borrower’s assets as set forth in said Loan Agreement and the Loan Documents.

From and after the Effective Date, any reference to the term “Borrower” in the Loan Agreement shall also include New Borrower. Except as expressly provided herein, the Loan Agreement remains in full force and effect and is hereby ratified and confirmed in all respects.

3. Amendments to Loan Agreement.

(a) Section 7.8 of the Loan Agreement is hereby amended and restated, as follows:

7.8 Capitalized Expenditures. Make Capitalized Expenditures, in the aggregate in any fiscal year of Borrower, in excess of 175% of the amount approved by Borrower’s Board of Directors and set forth in the most recently approved operating plan delivered to Bank in accordance with Section 6.2(iii) of this Agreement.

(b) A new subsection (j) is hereby added to the defined term “Permitted Indebtedness” in Exhibit A to the Loan Agreement, as follows:

(j) Indebtedness not to exceed $750,000 in the aggregate at any time incurred pursuant to operating leases for Equipment.

(c) A new subsection (k) is hereby added to the defined term “Permitted Liens” in Exhibit A to the Loan Agreement, as follows:

(k) Liens securing Indebtedness referred to in clause (j) of the defined term “Permitted Indebtedness”, in each case provided that the Lien is confined solely to the property subject to such lease.

(d) The following defined term in Exhibit A to the Loan Agreement is hereby amended and restated, as follows:

“Credit Card Line” means a Credit Extension of up to $100,000, to be used exclusively for the provision of Credit Card Services.

(e) Subsection (c) of the defined term “Permitted Indebtedness” in Exhibit A to the Loan Agreement is hereby amended and restated, as follows:

(c) Indebtedness not to exceed $750,000 in the aggregate at any time secured by a lien described in clause (c) of the defined term “Permitted Liens”, provided such Indebtedness does not exceed at the time it is incurred the lesser of the cost or fair market value of the property financed with such Indebtedness;

(f) Subsection (c) of the defined term “Permitted Liens” in Exhibit A to the Loan Agreement is hereby amended and restated, as follows:

(c) Liens not to exceed $750,000 in the aggregate at any time (i) upon or in any Equipment (other than Equipment financed by a Credit Extension) acquired or held by Borrower or any of its Subsidiaries to secure the purchase price of such Equipment or indebtedness incurred solely for the purpose of financing the acquisition or lease of such Equipment, or (ii) existing on such Equipment at the time of its acquisition, in each case provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such Equipment;

(g) A new Article 13 is hereby added to the Loan Agreement, as follows:

13.	CO-BORROWER PROVISIONS.

13.1 Primary Obligation. This Agreement is a primary and original obligation of each Borrower and shall remain in effect notwithstanding future changes in conditions, including any change of law or any invalidity or irregularity in the creation or acquisition of any Obligations or in the execution or delivery of any agreement between Bank and any Borrower. Each Borrower shall be liable for existing and future Obligations as fully as if all Credit Extensions were advanced to such Borrower. Bank may rely on any certificate or representation made by any Borrower as made on behalf of, and binding on, such Borrower and each other Borrower, including without limitation Loan Advance / Paydown Request Forms, Borrowing Base Certificates and Compliance Certificates.

13.2 Enforcement of Rights. Each Borrower is jointly and severally liable for the Obligations, and Bank may proceed against any Borrower to enforce the Obligations without waiving its right to proceed against any other Borrower.

13.3 Borrower as Agents. Each Borrower appoints each other Borrower as its agent with all necessary power and authority to give and receive notices, certificates or demands for and on behalf of each Borrower, to act as disbursing agent for receipt of any Credit Extensions on behalf of each Borrower and to apply to Bank on behalf of each Borrower for Credit Extensions, any waivers and any consents. This authorization cannot be revoked, and Bank need not inquire as to each Borrower’s authority to act for or on behalf of a Borrower.

13.4 Subrogation and Similar Rights. Notwithstanding any other provision of this Agreement or any other Loan Document, each Borrower irrevocably waives all rights that it may have at law or in equity (including, without limitation, any law subrogating such Borrower to the rights of Bank under the Loan Documents) to seek contribution, indemnification, or any other form of reimbursement from any other Borrower, or any other Person now or hereafter primarily or secondarily liable for any of the Obligations, for any payment made by such Borrower with respect to the Obligations in connection with the Loan Documents or otherwise and all rights that it might have to benefit from, or to participate in, any security for the Obligations as a result of any payment made by such Borrower with respect to the Obligations in connection with the Loan Documents or otherwise. Any agreement providing for indemnification, reimbursement or any other arrangement prohibited under this Section 13.4 shall be null and void. If any payment is made to a Borrower in contravention of this Section 13.4, such Borrower shall hold such payment in trust for Bank and such payment shall be promptly delivered to Bank for application to the Obligations, whether matured or unmatured.

13.5 Waivers of Notice. Except as otherwise provided in this Agreement, each Borrower waives notice of acceptance hereof; notice of the existence, creation or acquisition of any of the Obligations; notice of an Event of Default; notice of the amount of the Obligations outstanding at any time; notice of intent to accelerate; notice of acceleration; notice of any adverse change in the financial condition of any other Borrower or of any other fact that might increase the Borrower’s risk; presentment for payment; demand; protest and notice thereof as to any instrument; default; and all other notices and demands to which the Borrower would otherwise be entitled. Each Borrower waives any defense arising from any defense of any other Borrower, or by reason of the cessation from any cause whatsoever of the liability of any other Borrower. Bank’s failure at any time to require strict performance by any Borrower of any provision of the Loan Documents shall not waive, alter or diminish any right of Bank thereafter to demand strict compliance and performance therewith. Nothing contained herein shall prevent Bank from foreclosing on the Lien of any deed of trust, mortgage or other security instrument, or exercising any rights available thereunder, and the exercise of any such rights shall not constitute a legal or equitable discharge of any Borrower. Each Borrower also waives any defense arising from any act or omission of Bank that changes the scope of the Borrower’s risks hereunder.

13.6 Subrogation Defenses. Each Borrower hereby waives any defense based on impairment or destruction of its subrogation or other rights against any other Borrower and waives all benefits which might otherwise be available to it under any statutory or common law suretyship defenses or marshalling rights, now and hereafter in effect.

13.7 Right to Settle, Release.

(a) The liability of each Borrower hereunder shall not be diminished by (i) any agreement, understanding or representation that any of the Obligations is or was to be guaranteed by another Person or secured by other property, or (ii) any release or unenforceability, whether partial or total, of rights, if any, which Bank may now or hereafter have against any other Person, including another Borrower, or property with respect to any of the Obligations.

(b) Without affecting the liability of any Borrower hereunder, Bank may (i) compromise, settle, renew, extend the time for payment, change the manner or terms of payment, discharge the performance of, decline to enforce, or release all or any of the Obligations with respect to a Borrower, (ii) grant other indulgences to a Borrower in respect of the Obligations, (iii) modify in any manner any documents relating to the Obligations with respect to a Borrower, (iv) release, surrender or exchange any deposits or other property securing the Obligations, whether pledged by a Borrower or any other Person, or (v) compromise, settle, renew, or extend the time for payment, discharge the performance of, decline to enforce, or release all or any obligations of any guarantor, endorser or other Person who is now or may hereafter be liable with respect to any of the Obligations.

13.8 Subordination. All indebtedness of a Borrower now or hereafter arising held by another Borrower is subordinated to the Obligations, and the Borrower holding the indebtedness shall take all actions reasonably requested by Bank to effect, to enforce and to give notice of such subordination.

(h) Exhibit B to the Loan Agreement is hereby supplemented with Exhibit B-1 in the form attached hereto as Appendix I.

4. Representations and Warranties. New Borrower hereby represents and warrants to Bank, which representations and warranties shall survive the execution and delivery hereof, that: (a) this Second Amendment and Joinder is the legally valid and binding obligation of New Borrower, enforceable against New Borrower in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law)), and (b) except as otherwise set forth below, each of the representations and warranties contained in the Loan Agreement, as well as all other representations and warranties contained in the other Loan Documents, are true and correct in all respects to the extent required under the Loan Agreement.

5. Successors and Assigns. This Second Amendment and Joinder shall be binding upon New Borrower, Borrower, and Bank and Bank’s successors and assigns, and shall inure to the benefit of New Borrower, Borrower, Bank and Bank’s successors and assigns. No other person or entity shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Second Amendment and Joinder. New Borrower may not assign or transfer any of its rights or obligations under this Second Amendment and Joinder without the prior written consent of Bank.

6. Severability; Construction. Wherever possible, each provision of this Second Amendment and Joinder shall be interpreted in such a manner so as to be effective and valid under applicable law, but if any provision of this Second Amendment and Joinder shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such provision or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Second Amendment and Joinder. All obligations of Borrower and New Borrower and rights of Bank expressed herein shall be in addition to and not in limitation of those provided by applicable law.

7. Counterparts; Facsimile and other Electronic Transmission. This Second Amendment and Joinder may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Second Amendment and Joinder. Receipt of an executed signature page to this Second Amendment and Joinder by facsimile or other electronic transmission shall constitute for all purposes effective delivery thereof. Electronic records of this executed Second Amendment and Joinder maintained by Bank shall be deemed to be originals.

8. GOVERNING LAW. THIS SECOND AMENDMENT AND JOINDER SHALL BE A CONTRACT MADE UNDER AND BE CONSTRUED, ENFORCED AND GOVERNED BY THE LAWS OF THE STATE OF NORTH CAROLINA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

9. WAIVER OF JURY TRIAL. BANK, NEW BORROWER, AND BORROWER WAIVE ANY RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS SECOND AMENDMENT AND JOINDER OR ANY TRANSACTION CONTEMPLATED HEREIN, INCLUDING CLAIMS BASED ON CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER COMMON LAW OR STATUTORY BASES. ALL DISPUTES, CONTROVERSIES, CLAIMS, ACTIONS AND SIMILAR PROCEEDINGS ARISING WITH RESPECT TO BORROWER’S OR NEW BORROWER’S ACCOUNTS OR ANY RELATED AGREEMENT OR TRANSACTION SHALL BE BROUGHT IN THE GENERAL COURT OF JUSTICE OF NORTH CAROLINA SITTING IN DURHAM COUNTY, NORTH CAROLINA OR THE UNITED STATES DISTRICT COURT FOR THE MIDDLE DISTRICT OF NORTH CAROLINA, EXCEPT AS PROVIDED BELOW WITH RESPECT TO ARBITRATION OF SUCH MATTERS. IF THE JURY WAIVER SET FORTH IN THIS SECTION IS NOT ENFORCEABLE, THEN ANY DISPUTE, CONTROVERSY OR CLAIM ARISING OUT OF OR RELATING TO THIS SECOND AMENDMENT AND JOINDER OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN WILL BE FINALLY SETTLED BY BINDING

ARBITRATION IN DURHAM COUNTY, NORTH CAROLINA IN ACCORDANCE WITH THE THEN-CURRENT COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION BY ONE ARBITRATOR APPOINTED IN ACCORDANCE WITH SAID RULES. THE ARBITRATOR SHALL APPLY NORTH CAROLINA LAW TO THE RESOLUTION OF ANY DISPUTE, WITHOUT REFERENCE TO RULES OF CONFLICTS OF LAW OR RULES OF STATUTORY ARBITRATION. JUDGMENT ON THE AWARD RENDERED BY THE ARBITRATOR MAY BE ENTERED IN ANY COURT HAVING JURISDICTION THEREOF. NOTWITHSTANDING THE FOREGOING, THE PARTIES MAY APPLY TO ANY COURT OF COMPETENT JURISDICTION FOR PRELIMINARY OR INTERIM EQUITABLE RELIEF, OR TO COMPEL ARBITRATION IN ACCORDANCE WITH THIS PARAGRAPH. THE EXPENSES OF THE ARBITRATION, INCLUDING THE ARBITRATOR’S FEES, REASONABLE ATTORNEYS’ FEES AND EXPERT WITNESS FEES, INCURRED BY THE PARTIES TO THE ARBITRATION, MAY BE AWARDED TO THE PREVAILING PARTY, IN THE DISCRETION OF THE ARBITRATOR, OR MAY BE APPORTIONED BETWEEN THE PARTIES IN ANY MANNER DEEMED APPROPRIATE BY THE ARBITRATOR. UNLESS AND UNTIL THE ARBITRATOR DECIDES THAT ONE PARTY IS TO PAY FOR ALL (OR A SHARE) OF SUCH EXPENSES, THE PARTIES SHALL SHARE EQUALLY IN THE PAYMENT OF THE ARBITRATOR’S FEES AS AND WHEN BILLED BY THE ARBITRATOR.

10. Conditions Precedent to Effectiveness of Second Amendment and Joinder. The agreement of Bank to enter into this Second Amendment and Joinder on the date hereof is subject to the condition precedent that Bank shall have received, in form and substance satisfactory to Bank, each the following items and completed each of the following requirements:

(a) this Second Amendment and Joinder, duly executed by New Borrower and Borrower;

(b) an officer’s certificate of New Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Second Amendment and Joinder;

(c) a financing statement (Form UCC-1) with respect to New Borrower;

(d) payment for all Bank Expenses, including Bank’s expenses in the documentation of this Second Amendment and Joinder and any other related documentation, and any UCC, good standing or intellectual property search or filing fees, which may be debited from any account of Borrower or New Borrower with Bank;

(e) current SOS Reports indicating that, as to New Borrower, except for Permitted Liens, there are no other security interests or Liens of record in the Collateral;

(f) a Borrower Information Certificate from New Borrower; and

(g) such other documents or certificates, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

11. Notices. The address for notices to be sent to Bank and for the payment of all sums due under the Loan Agreement is correctly set forth therein, and Bank confirms said address is:

Pacific Western Bank

406 Blackwell Street, Suite 240

Durham, NC 27701

Attn: Loan Operations Manager

FAX: 919-314-3080

For purposes hereof, the address for notices to be sent to New Borrower is:

For CADENA BIO, INC.:

c/o Kaleido Biosciences

18 Crosby Drive

Bedford, MA 01730

Attn: President

FAX:

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have caused this Second Amendment and Joinder to Loan and Security Agreement to be duly executed and delivered as of the date first above written.

NEW BORROWER:

CADENA BIO, INC.

By:	/s/ Geoffrey von Maltzahn
Name:	Geoffrey von Maltzahn
Title:	President

BANK:

PACIFIC WESTERN BANK

By:	/s/ Scott Hansen
Name:	Scott Hansen
Title:	SVP

Acknowledged and Agreed:

BORROWER:

KALEIDO BIOSCIENCES, INC.

By:	/s/ Jeffrey Moore
Name:	Jeffrey Moore
Title:	SVP, Finance & Administration, Secretary & Treasurer

[Signature Page to Second Amendment and Joinder to

Loan and Security Agreement]

APPENDIX I

DEBTOR:	CADENA BIO, INC.

SECURED PARTY:	PACIFIC WESTERN BANK

EXHIBIT B-1

COLLATERAL DESCRIPTION ATTACHMENT TO LOAN AND SECURITY

AGREEMENT

All personal property of Debtor (herein referred to as “Borrower” or “Debtor”) whether presently existing or hereafter created or acquired, and wherever located, including, but not limited to:

(a) all accounts (including health-care-insurance receivables), chattel paper (including tangible and electronic chattel paper), deposit accounts, documents (including negotiable documents), equipment (including all accessions and additions thereto), financial assets, general intangibles (including patents, trademarks, copyrights, goodwill, payment intangibles, domain names and software), goods (including fixtures), instruments (including promissory notes), inventory (including all goods held for sale or lease or to be furnished under a contract of service, and including returns and repossessions), investment property (including securities and securities entitlements), letter of credit rights, money, and all of Debtor’s books and records with respect to any of the foregoing, and the computers and equipment containing said books and records;

(b) any and all cash proceeds and/or noncash proceeds of any of the foregoing, including, without limitation, insurance proceeds, and all supporting obligations and the security therefor or for any right to payment. All terms above have the meanings given to them in the North Carolina Uniform Commercial Code, as amended or supplemented from time to time, including revised Division 9 of the Uniform Commercial Code-Secured Transactions.

Notwithstanding the foregoing, the Collateral shall not include (i) any property that is nonassignable by its terms without the consent of the licensor thereof or another party (but only to the extent such prohibition on transfer is enforceable under applicable law, including, without limitation, §25-9-406 and §25-9-408 of the Code), (ii) any property where the granting of a security interest therein is contrary to applicable law, provided that upon the cessation of any such restriction or prohibition, such property shall automatically become part of the Collateral, (iii) any property that constitutes the capital stock of a controlled foreign corporation (as defined in the IRC), in excess of 65% of the voting power of all classes of capital stock of such controlled foreign corporations entitled to vote, (iv) any property (including any attachments, accessions or replacements) that is subject to a Lien that is permitted pursuant to clauses (c) or (e) of the definition of Permitted Liens, if the grant of a security interest with respect to such property pursuant to this Agreement would be prohibited by the agreement creating such Permitted Lien or would otherwise constitute a default thereunder, provided, that such property will be deemed “Collateral” hereunder upon the termination and release of such Permitted Liens or (v) any property that is Intellectual Property, in any medium, of any kind or nature whatsoever, now or hereafter owned or acquired or received by Borrower, or in which Borrower now holds or hereafter acquires or receives any right or interest; provided, however, that the Collateral shall include all accounts and general intangibles that consist of rights to payment and proceeds from the sale, licensing or disposition of all or any part, or rights in, the foregoing (the “Rights to Payment”).

10

Notwithstanding the foregoing, if a judicial authority (including a U.S. Bankruptcy Court) holds that a security interest in the underlying Intellectual Property is necessary to have a security interest in the Rights to Payment, then the Collateral shall automatically, and effective as of June 8, 2017, include the Intellectual Property to the extent and only to the extent necessary to permit perfection of Secured Party’s security interest in the Rights to Payment, and further provided, however, that Secured Party’s enforcement rights with respect to any security interest in the Intellectual Property shall be absolutely limited to the Rights to Payment only, and Secured Party shall have no recourse whatsoever with respect to the underlying Intellectual Property.

11

THIRD AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

This Third Amendment to Loan and Security Agreement (this “Amendment”) is made and entered into as of September 8, 2017 by and among PACIFIC WESTERN BANK, a California state chartered bank (“Bank”), KALEIDO BIOSCIENCES, INC. and CADENA BIO, INC. (individually and collectively referred to as “Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of December 21, 2015 (as amended from time to time, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows;

1)

Pursuant to Section 6.2(ii) of the Agreement, Borrower is required to deliver to Bank, within 180 days after the end of each of Borrower’s fiscal years, annual consolidated and consolidating financial statements for such fiscal year. As agreed by Borrower and Bank, as of the date hereof, Borrower has not delivered to Bank its audited financial statements for Borrower’s 2016 fiscal year (the “2016 Financials”), as required by the Agreement (the “2016 Financials Deferral”). Bank hereby waives the 2016 Financials Deferral and extends the due date for Borrower to provide the 2016 Financials to Bank to December 31, 2017.

2)

On or about July 21, 2017, Borrower made a principal payment on the Term Loan in the amount of $166,666.66 (such payment, the “July Principal Payment”). On or about August 21, 2017, Borrower made an additional principal payment on the Term Loan in the amount of $166,666.66 (such payment, the “August Principal Payment”). Bank hereby refunds to Borrower the July Principal Payment and August Principal Payment, Immediately following the processing of the refunds set forth in the foregoing sentence, the outstanding principal under the Term Loan shall be $5,000,000,00.

3)	Section 2.1(b)(ii) of the Agreement is hereby amended and restated, as follows;

(ii) Interest shall accrue from the date of each Term Loan at the rate specified in Section 2.3(a), and prior to September 21, 2017 shall be payable monthly in arrears beginning on the 21st day of the month next following such Term Loan, and continuing on the same day of each month thereafter. Any Term Loans that are outstanding on September 21, 2017 shall be payable in 27 equal monthly installments of principal, plus all accrued interest, beginning on October 21, 2017 and continuing on the same day of each month thereafter through the Term Loan Maturity Date, at which time all amounts due in connection with the Term Loans and any other amounts due under this Agreement shall be immediately due and payable. Term Loans, once repaid, may not be reborrowed. Borrower may prepay any Term Loan in whole or in part at any time without penalty or premium.

4)

Unless otherwise defined herein, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Each Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

5)

Each Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct in all material respects as of the date of this Amendment, provided that any representation or warranty containing a materiality qualifier therein shall be true and collect in all respects.

6)	This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

7)	As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

a) this Amendment, duly executed by each Borrower;

b) payment of all Bank Expenses incurred through the date of this Amendment, including Bank’s reasonable expenses for the documentation of this Amendment and any UCC, good standing or intellectual property search or filing fees, which may be debited from any of Borrower’s accounts; and

c) such other documents and completion of such other matters, as Bank may have reasonably requested.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

KALEIDO BIOSCIENCES, INC.		CADENA BIO, INC.

By:	/s/ Jeffrey Moore	By:	/s/ Geoffrey von Maltzahn
Name:	Jeffrey Moore	Name:	Geoffrey von Maltzahn
Title:	SVP, Finance & Administration	Title:	President

PACIFIC WESTERN BANK

By:	/s/ Scott Hansen
Name:	Scott Hansen
Title:	SVP

[Signature Page to Third Amendment to Loan and Security Agreement]

FOURTH AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

This Fourth Amendment to Loan and Security Agreement (this “Amendment”) is made and entered into as of October 13, 2017 by and among PACIFIC WESTERN BANK, a California state chartered bank (“Bank”), KALEIDO BIOSCIENCES, INC. and CADENA BIO, INC. (individually or collectively, as the context may require, “Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of December 21, 2015, as amended by that certain First Amendment to Loan and Security Agreement, dated as of January 6, 2017, that certain Second Amendment and Joinder to Loan and Security Agreement, dated as of June 8, 2017, and that certain Third Amendment to Loan and Security Agreement, dated as of September 8, 2017 (as further amended, restated, supplemented or otherwise modified from time to time, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1)	Amendments to Agreement.

a)	Section 2.1(b) of the Agreement is hereby amended and restated, as follows:

(b) Term Loan.

(i) Prior to the Fourth Amendment Date, Borrower has requested and Bank has made, term loans in an aggregate principal amount of $5,000,000 (the “Existing Term Loan”). As of the Fourth Amendment Date, the aggregate principal amount of Existing Term Loans is $5,000,000. On the Fourth Amendment Date, Borrower shall request and Bank agrees to make a new term loan in original principal amount of $15,000,000 (the “Term Loan”), which shall be applied to refinance in full the Existing Term Loans, and for general working capital purposes and for capital expenditures.

(ii) Interest shall accrue from the date of the Term Loan at the rate specified in Section 2.3(a), and prior to April 13, 2019 shall be payable monthly in arrears beginning on the 13th day of the month, and continuing on the same day of each month thereafter. Any Term Loans that are outstanding on April 13, 2019 shall be payable in 30 equal monthly installments of principal, plus all accrued interest, beginning on May 13, 2019 and continuing on the same day of each month thereafter through the Term Loan Maturity Date, at which time all amounts due in connection with the Term Loan and any other amounts due under this Agreement shall be immediately due and payable. The Term Loan, once repaid, may not be reborrowed.

(iii) Borrower may prepay all but not less than all of the Term Loan at any time, provided that Borrower may not reborrow any amount so prepaid, and provided further that upon any prepayment, including any prepayment due to the occurrence of an Event of Default, Borrower shall pay, in addition to all outstanding principal and accrued interest on the Term Loans, the Prepayment Fee.

b)	Section 2.3(a) of the Agreement is hereby amended and restated to read as follows:

(a) Interest Rate. Except as set forth in Section 2.3(b), the Term Loan shall bear interest, on the outstanding daily balance thereof, at a variable annual rate equal to the greater of (A) 1.50% above the Prime Rate then in effect, or (B) 5.75%.

c)	Section 2.3(c) of the Agreement is hereby amended and restated to read as follows:

(c) Payments. Interest under the Term Loans shall be due and payable monthly in arrears on the 13th calendar day of each month during the term hereof. Bank shall, at its option, charge such interest, fees, all Bank Expenses, and all Periodic Payments against any of Borrower’s deposit accounts, Any interest not paid when due shall be compounded by becoming a part of the Obligations, and such interest shall thereafter accrue interest at the rate then applicable hereunder

d)	Section 2.5 of the Agreement is hereby amended and restated to read as follows:

2.5 Fees. Borrower shall pay to Bank the following:

(a) Facility Fee. On the Fourth Amendment Date, a facility fee of $25,000, which shall be nonrefundable;

(b) Prepayment Fee. The Prepayment Fee, when due hereunder.

(c) Bank Expenses. On the Closing Date, all Bank Expenses incurred through the Closing Date (which have been paid as of the Fourth Amendment Date), and thereafter, all Bank Expenses as and when they become due.

e)	Section 6.6 of the Agreement is hereby amended and restated to read as follows:

6.6 Primary Depository. Borrower shall maintain its primary depository and operating accounts with Bank and its primary investment accounts with Bank or Bank’s affiliates. Notwithstanding the foregoing, Borrower shall be permitted to (i) maintain payroll and employee benefits accounts at Bank or outside of Bank provided that if the same are outside of Bank, Borrower must deliver a control agreement in favor of Bank for such accounts, in form and substance satisfactory to Bank in its sole discretion, (ii) maintain Cash and/or Investments in one or more accounts outside of Bank or Bank’s affiliates, subject to control agreements in favor of Bank, so long as the total aggregate amount of Cash maintained by Borrower in accounts with Bank or Bank’s affiliates equals or exceeds 200% of the sum of (x) the aggregate initial principal amount of the Term Loans plus (y) the maximum amount of the Credit Card Line, and (iii) transfer Cash and/or

Investments to a Subsidiary that is a “Security Corporation” as defined in 830 Code of Mass. Regulations 63.38B.1 (as the same may be amended, modified or supplemented from time to time) to be held in one or more accounts outside of Bank or Bank’s affiliates, without the requirement for control agreements, so long as the total aggregate amount of Cash maintained by Borrower in all accounts maintained by Borrower with Bank or Bank’s affiliates equals or exceeds 120% of the aggregate principal amount of Credit Extensions then outstanding. Prior to maintaining any investment accounts with Bank’s affiliates, Borrower, Bank, and any such affiliate shall have entered into a securities account control agreement with respect to any such investment accounts, in form and substance satisfactory to Bank.

f)	Section 7.11 of the Agreement is hereby amended and restated to read as follows:

7.11 Inventory and Equipment. Store the Inventory or the Equipment of a book value in excess of $250,000 with a bailee, warehouseman, collocation facility or similar third party unless the third party has been notified of Bank’s security interest and Bank (a) has received an acknowledgment from the third party that it is holding or will hold the Inventory or Equipment for Bank’s benefit or (b) is in possession of the warehouse receipt, where negotiable, covering such Inventory or Equipment. Except for Inventory sold in the ordinary course of business and for movable items of personal property having an aggregate book value not in excess of $250,000, and except for such other locations as Bank may approve in writing, Borrower shall keep the Inventory and Equipment only at the location set forth in Section 10 of the Schedule, and such other locations of which Borrower gives Bank prior written notice and as to which Bank is able to take such actions as may be reasonably necessary to perfect its security interest or to obtain a bailee’s acknowledgment of Bank’s rights in the Collateral. Notwithstanding the foregoing, Borrower may maintain (i) clinical study materials with contract manufacturing organization for production or processing and at clinical sites, including outside the United States, and (ii) Equipment with a book value not in excess of $1,500,000 used in production by contract manufacturing organization, including outside the United States, and shall not be required to obtain a bailee waiver or similar third party agreement with respect to such Collateral or obtain Bank’s approval for the location where such Collateral shall be located.

g)	Exhibit A of the Agreement is hereby amended to amend or add the definitions set forth below in appropriate alphabetical order, as applicable:

“Credit Extension” means the Term Loan, the Credit Card Services provided under the Credit Card Line, or any other extension of credit by Bank to or for the benefit of Borrower hereunder.

“Fourth Amendment Date” means October 13, 2017.

“Obligations” means all debt, principal, interest, fees, Bank Expenses and other amounts owed to Bank by Borrower pursuant to this Agreement or any other agreement (other than any warrant or equity related agreement), whether absolute or contingent, due or to become due, now existing or hereafter arising, including any interest that accrues after the commencement of an Insolvency Proceeding and including any debt, liability, or obligation owing from Borrower to others that Bank may have obtained by assignment or otherwise.

“Prepayment Fee” means a fee in an amount equal to (i) 1.5% of the principal amount prepaid, with respect to a prepayment made on or prior to the one year anniversary of the Fourth Amendment Date, and (ii) 0.5% of the principal amount prepaid, with respect to a prepayment made after the one year anniversary of the Fourth Amendment Date through the two year anniversary of the Fourth Amendment Date, provided that after the two year anniversary of the Fourth Amendment Date, the Prepayment Fee shall be zero.

“Term Loan Maturity Date” means October 13, 2021.

h)

The defined term “Permitted Indebtedness” set forth in Exhibit A of this Agreement, is hereby amended to delete “and” at the end of clause (i), replace “.” At the end of clause (j) with “; and”, and add a new clause (k), to read as follows:

(k) Indebtedness in an aggregate amount not to exceed $ 104,000, arising under a letter of credit issued by Silicon Valley Bank.

i)

The defined term “Permitted Liens” set forth in Exhibit A of this Agreement, is hereby amended to delete “and” at the end of clause (j), replace “.” At the end of clause (k) with “; and”, and add a new clause (m), to read as follows:

(m) Liens on cash collateral in an aggregate amount not to exceed $104,000, securing Indebtedness described in clause (k) of the defined term “Permitted Indebtedness”.

j)	Exhibit A of the Agreement is hereby amended to delete the following defined terms and related definitions: “Availability End Date”, “Tranche”, “Tranche A”, “Tranche B”, and “Tranche B Milestones”.

k)	The Schedule attached to the Agreement is hereby amended and restated as set forth in the Schedule attached hereto.

2)

Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Each Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

3)

Each Borrower represents and warrants that the representations and warranties of Borrower contained in the Agreement are true and correct in all material respects as of the date of this Amendment, provided that with respect to Borrower’s registered Intellectual Property, Schedule 5.4 reflects Borrower’s registered Intellectual Property as of the Fourth Amendment Date.

4)	This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

5)	The provisions of Sections 11 and 12 are hereby incorporated herein, provided that all references to the “Agreement”, shall mean the Agreement, as amended by this Amendment.

6)	As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

a) this Amendment, duly executed by Borrower;

b) the amendment to warrant, and a warrant to purchase stock, duly executed by Borrower;

c) an officer’s certificate of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;

d) delivery of the Loan Advance/Paydown Request From in accordance with Section 2.1 and satisfaction of all other conditions set forth in Section 3.2;

e) current SOS Reports indicating that except for Permitted Liens, there are no other security interests or Liens of record in the Collateral;

f) payment of the facility fee in accordance with Section 2.5 of the Agreement, as amended hereby, and all Bank Expenses incurred through the date of this Amendment, including Bank’s reasonable expenses for the documentation of this Amendment and any UCC, good standing or intellectual property search or filing fees, which may be debited from any of Borrower’s accounts; and

g) such other documents and completion of such other matters, as Bank may have reasonably requested.

7)

Borrower agrees to provide evidence of the termination or amendment to exclude intellectual property purchased by Borrower of the following UCC financing statements filed against Flagship Ventures Management, Inc.: filing #20133643260, filed with the Delaware Secretary of State.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

KALEIDO BIOSCIENCES, INC.		CADENA BIO, INC.

By:	/s/ Jeffrey Moore	By:	/s/ Jeffrey Moore
Name:	Jeffrey Moore	Name:	Jeffrey Moore
Title:	SVP, Finance & Administration, Treasurer & Secretary	Title:	Treasurer & Secretary

PACIFIC WESTERN BANK

By:	/s/ Scott Hansen
Name:	Scott Hansen
Title:	SVP

[Signature Page to Fourth Amendment to Loan and Security Agreement]

SCHEDULE

Schedule 5.4

Patents:

U.S. 8,466,242, Polymeric Acid Catalysts and Uses Thereof

U.S. 8,476,388, Polymeric Acid Catalysts and Uses Thereof

U.S. 9,079,171, Polymeric Acid Catalysts and Uses Thereof

U.S. 9,205,418, Polymeric Acid Catalysts and Uses Thereof

U.S. 9,238,845, Methods of Producing Sugars from Biomass Feedstocks

U.S. 9,492,473, Glycan Therapeutics and Related Methods Thereof

U.S. 9,757,403, Glycan Therapeutics and Related Methods Thereof

AU 2012223494, Polymeric Acid Catalysts and Uses Thereof

MX 344405, Polymeric Acid Catalysts and Uses Thereof

NZ 616047, Polymeric Acid Catalysts and Uses Thereof

SG 192958, Polymeric Acid Catalysts and Uses Thereof

CN ZL201380055050.3, Polymeric and Solid-Supported Catalysts, and Methods of Digesting Cellulosic Materials Using such Catalysts

Patent Applications:

Application No.	Country	Status	Filing Date	Application Title
2016212030	AU	Pending	13-Jan-2016	GLYCAN THERAPEUTICS AND RELATED METHODS THEREOF

1120170156148	BR	Pending	13-Jan-2016	GLYCAN THERAPEUTICS AND RELATED METHODS THEREOF

2973617	CA	Pending	13-Jan-2016	GLYCAN THERAPEUTICS AND RELATED METHODS THEREOF

201701901	CL	Pending	13-Jan-2016	GLYCAN THERAPEUTICS AND RELATED METHODS THEREOF

	CN	Pending	13-Jan-2016	GLYCAN THERAPEUTICS AND RELATED METHODS THEREOF

	EA	Pending	13-Jan-2016	GLYCAN THERAPEUTICS AND RELATED METHODS THEREOF

Application No.	Country	Status	Filing Date	Application Title
16704085.6	EP	Pending	13-Jan-2016	GLYCAN THERAPEUTIC COMPOSITIONS AND RELATED METHODS THEREOF

17102650.8	HK	Pending	13-Jan-2016	GLYCAN THERAPEUTICS AND RELATED METHODS THEREOF

PID201704900	ID	Pending	13-Jan-2016	GLYCAN THERAPEUTICS AND RELATED METHODS THEREOF

253195	IL	Pending	13-Jan-2016	GLYCAN THERAPEUTICS AND RELATED METHODS THEREOF

201717026559	IN	Pending	13-Jan-2016	GLYCAN THERAPEUTICS AND RELATED METHODS THEREOF

	JP	Pending	13-Jan-2016	GLYCAN THERAPEUTICS AND RELATED METHODS THEREOF

10-2017-7023785	KR	Pending	13-Jan-2016	GLYCAN THERAPEUTICS AND RELATED METHODS THEREOF

MX/a/2017/009589	MX	Pending	13-Jan-2016	GLYCAN THERAPEUTICS AND RELATED METHODS THEREOF

PI2017001075	MY	Pending	13-Jan-2016	GLYCAN THERAPEUTICS AND RELATED METHODS THEREOF

733270	NZ	Pending	13-Jan-2016	GLYCAN THERAPEUTICS AND RELATED METHODS THEREOF

1-2017-501342	PH	Pending	13-Jan-2016	GLYCAN THERAPEUTICS AND RELATED METHODS THEREOF

11201706033X	SG	Pending	13-Jan-2016	GLYCAN THERAPEUTICS AND RELATED METHODS THEREOF

62/152005	US	Expired	23-Apr-2015	GLYCAN THERAPEUTIC COMPOSITIONS AND USES THEREOF FOR METABOLIC DISEASES

62/216993	US	Expired	10-Sep-2015	GLYCAN THERAPEUTIC COMPOSITIONS AND USES THEREOF FOR METABOLIC DISEASES

15/017396	US	Granted	05-Feb-2016	GLYCAN THERAPEUTICS AND RELATED METHODS THEREOF

Application No.	Country	Status	Filing Date	Application Title
15/286382	US	Published	05-Oct-2016	GLYCAN THERAPEUTICS AND RELATED METHODS THEREOF

15/385331	US	Granted	20-Dec-2016	GLYCAN THERAPEUTICS AND RELATED METHODS THEREOF

15/374511	US	Published	09-Dec-2016	GLYCAN THERAPEUTICS AND RELATED METHODS THEREOF

15/624372	US	Pending	15-Jun-2017	GLYCAN THERAPEUTICS AND RELATED METHODS THEREOF

PCT/US2016/013305	WO	Inactive	13-Jan-2016	GLYCAN THERAPEUTICS AND RELATED METHODS THEREOF

2017/04735	ZA	Pending	13-Jan-2016	GLYCAN THERAPEUTICS AND RELATED METHODS THEREOF

	AU	Pending	23-Apr-2016	GLYCAN THERAPEUTIC COMPOSITIONS AND RELATED METHODS THEREOF

	JP	Pending	23-Apr-2016	GLYCAN THERAPEUTIC COMPOSITIONS AND RELATED METHODS THEREOF

	NZ	Pending	23-Apr-2016	GLYCAN THERAPEUTIC COMPOSITIONS AND RELATED METHODS THEREOF

62/152007	US	Expired	23-Apr-2015	GLYCAN THERAPEUTIC COMPOSITIONS AND USES THEREOF FOR INFLAMMATORY DISEASES

62/216995	US	Expired	10-Sep-2015	GLYCAN THERAPEUTIC COMPOSITIONS AND USES THEREOF FOR INFLAMMATORY DISEASES

PCT/US2016/029070	WO	Abandoned	22-Apr-2016	GLYCAN THERAPEUTICS AND METHODS OF TREATMENT

PCT/US2016/029082	WO	Published	23-Apr-2016	GLYCAN THERAPEUTICS AND METHODS OF TREATMENT

Application No.	Country	Status	Filing Date	Application Title
	AU	Pending	23-Apr-2016	MICROBIOME REGULATORS AND RELATED USES THEREOF

	IN	Pending	23-Apr-2016	MICROBIOME REGULATORS AND RELATED USES THEREOF

	JP	Pending	23-Apr-2016	MICROBIOME REGULATORS AND RELATED USES THEREOF

	NZ	Pending	23-Apr-2016	MICROBIOME REGULATORS AND RELATED USES THEREOF

	SG	Pending	23-Apr-2016	MICROBIOME REGULATORS AND RELATED USES THEREOF

62/152011	US	Expired	23-Apr-2015	GLYCAN THERAPEUTIC COMPOSITIONS AND USES THEREOF FOR INFECTIOUS DISEASES

62/216997	US	Expired	10-Sep-2015	GLYCAN THERAPEUTIC COMPOSITIONS AND USES THEREOF FOR INFECTIOUS DISEASES

PCT/US2016/029065	WO	Abandoned	22-Apr-2016	MICROBIOME REGULATORS AND RELATED USES THEREOF

PCT/US2016/029083	WO	Published	23-Apr-2016	MICROBIOME REGULATORS AND RELATED USES THEREOF

	ZA	Pending	23-Apr-2016	MICROBIOME REGULATORS AND RELATED USES THEREOF

62/152016	US	Expired	23-Apr-2015	GLYCAN THERAPEUTIC COMPOSITIONS AND USES THEREOF FOR MICROBIOME DISEASES

62/217002	US	Expired	10-Sep-2015	GLYCAN THERAPEUTIC COMPOSITIONS AND USES THEREOF FOR MICROBIOME DISEASES

62/152017	US	Expired	23-Apr-2015	HYBRID GLYCAN STRUCTURES, THERAPEUTIC COMPOSITIONS AND USES THEREOF FOR ALTERING THE MICROBIOTA

Application No.	Country	Status	Filing Date	Application Title
62/209615	US	Expired	25-Aug-2015	GLYCAN THERAPEUTIC COMPOSITIONS AND USES THEREOF OF THE MODULATION OF SKIN MICROBIOTA

62/209618	US	Expired	25-Aug-2015	GLYCAN THERAPEUTIC COMPOSITIONS AND USES THEREOF FOR THE MODULATION OF VAGINAL MICROBIOTA

PCT/US2016/048794	WO	Published	25-Aug-2016	GLYCAN COMPOSITIONS AND USES THEREOF

62/209626	US	Expired	25-Aug-2015	GLYCAN THERAPEUTIC COMPOSITIONS AND USES THEREOF FOR THE MODULATION OF ORAL MICROBIOTA

62/209629	US	Expired	25-Aug-2015	GLYCAN THERAPEUTIC COMPOSITIONS AND USES THEREOF FOR THE MODULATION OF NASAL MICROBIOTA

62/238110	US	Expired	06-Oct-2015	GLYCAN THERAPEUTICS COMPRISING POLYPHENOLS AND USES THEREOF IN INFECTIOUS AND INFLAMMATORY DISEASES

62/238112	US	Expired	06-Oct-2015	GLYCAN THERAPEUTICS COMPRISING POLYPHENOLS AND USES THEREOF IN METABOLIC AND MICROBIOME-ASSOCIATED DISEASES

62/255365	US	Expired	13-Nov-2015	MICROBIOME REGULATORS AND USES THEREOF IN INFECTIOUS AND INFLAMMATORY DISEASES

62/255366	US	Expired	13-Nov-2015	MICROBIOME REGULATORS AND USES THEREOF IN MICROBIOME AND METABOLIC DISEASES

62/108039	US	Expired	26-Jan-2015	METHODS OF TREATING METABOLIC DISORDERS USING OLIGOSACCHARIDE COMPOSITIONS

Application No.	Country	Status	Filing Date	Application Title
62/278333	US	Expired	13-Jan-2016	METHODS OF TREATING CANCER

62/361998	US	Expired	13-Jul-2016	GLYCAN COMPOSITIONS AND METHODS OF USE

PCT/US2017/042022	WO	Pending	13-Jul-2017	GLYCAN COMPOSITIONS AND METHODS OF USE

62/362025	US	Expired	13-Jul-2016	GLYCAN PREPARATIONS AND METHODS OF TREATMENT

62/367472	US	Expired	27-Jul-2016	GLYCAN PREPARATIONS AND METHODS OF TREATMENT

62/379677	US	Abandoned	25-Aug-2016	GLYCAN PREPARATIONS AND METHODS OF TREATMENT

62/435052	US	Abandoned	15-Dec-2016	GLYCAN PREPARATIONS AND METHODS OF TREATMENT

62/367616	US	Inactive	27-Jul-2016	GLYCAN THERAPEUTICS AND VARIATIONS THEREOF

62/379676	US	Abandoned	25-Aug-2016	GLYCAN THERAPEUTICS AND VARIATIONS THEREOF

62/430895	US	Pending	06-Dec-2016	GLYCAN POLYMERS AND RELATED METHODS THEREOF

62/446316	US	Pending	13-Jan-2017	GLYCAN POLYMERS AND RELATED METHODS THEREOF

62/430849	US	Pending	06-Dec-2016	GLYCAN POLYMERS AND METHODS OF SYNTHESIS THEREOF

Title/Inventors	Pub. No. Serial No.	Status	Patent No.	Issue Date
POLYMERIC ACID CATALYSTS AND USES THEREOF	U.S.S.N. 13/406,490 Filed 2/27/2012	Granted	9,079,171	7/14/2015
	U.S.S.N. 13/406,517	Granted	8,466,242	6/18/2013

Filed 2/27/2012

John M. Geremia Brian M. Baynes	U.S.S.N. 13/657,724 Filed 10/22/2012	Granted	8,476,388	7/2/2013

Ashish Dhawan	U.S.S.N. 13/865,048 Filed 4/17/2013	Granted	9,205,418	12/8/2015

Corresponding to International Application PCT/US2012/026820 filed 2/27/2012	U.S.S.N. 14/730,143* Filed 6/3/2015	Pending

Priority information: 61/447,311 filed 2/28/2011 61/522,351 filed 8/11/2011	AR P20120100642 Filed 2/28/2012	Pending
	AU 2012223494	Granted	2012223494	07/20/2017
	BR1120130220473	Pending

	CA 2,864,086	Pending

	CL 2463-2013	Abandoned

	CN 201280018901.2	Pending

	CO 13230542	Allowed

	EP 12709207.0	Pending

	ID W00201304395	Pending

	IN 7946/DELNP/2013	Pending

	JM 18/1/5278	Pending

	KR 10-2013-7018658	Abandoned

	MX/a/2013/009920	Granted	344405 (associate returned to the patent office for correction)	TBD

	MX/a/2015/016430	Pending

	MY PI 2013003157	Abandoned

	NZ 616047	Granted	616047	3/30/2016

	PH 1-2013-501775	Pending

	RU 2013143822	Abandoned

	SG 201306465-4	Granted	192958	3/9/2016
	TH 1301004754	Pending
	ZA 2013/06233	Pending

Title/Inventors	Pub. No. Serial No.	Status	Patent No.	Issue Date
METHODS OF PRODUCING SUGARS FROM BIOMASS FEEDSTOCKS Brian M. Baynes John M. Geremia Joseph Andoh Ashish Dhawan Priority information: 61/693,210 filed 8/24/2012	U.S.S.N. 13/831,495 Filed 3/14/2013	Granted	9,238,845	1/19/2016

POLYMERIC AND SOLID- SUPPORTED CATALYSTS, AND METHODS OF DIGESTING CELLULOSIC MATERIALS USING SUCH CATALYSTS

John M. Geremia

Brian M. Baynes

Jaouad Fichtali

Joseph Andoh

Corresponding to International Application No. PCT/US2013/056389 filed 8/23/2013

Priority information:

61/693,200 filed 8/24/2012

61/693,210 filed 8/24/2012

61/693,213 filed 8/24/2012

	U.S.S.N. 14/423,697* Filed 2/24/2015 CA 2,922,254 CN 201380055050.3 EP 13831228.5 KR 10-2015-7007481	Abandoned Pending Granted Pending Pending	ZL201380055050.3	4/12/2017

Title/Inventors	Pub. No. Serial No.	Status	Patent No.	Issue Date

POLYMERIC AND SOLID- SUPPORTED CATALYSTS, AND METHODS OF DIGESTING LIGNIN- CONTAINING MATERIALS USING SUCH CATALYSTS

John M. Geremia

Corresponding to International Application No.

PCT/US2013/056462 filed 8/23/2013

Priority information:

61/693,216 filed 8/24/2012

	U.S.S.N. 14/423,698* Filed 2/24/2015 EP 13830609.7	Abandoned Abandoned

POLYMERIC IONIC SALT CATALYSTS AND METHODS OF PRODUCING THEREOF

Brian M. Baynes

John M. Geremia

Joseph Andoh

Corresponding to International Application No.

PCT/US2014/024177 filed 3/12/2014

Priority information:

61/786,230 filed 3/14/2013

U.S.S.N. 14/776,490*

Filed 9/14/2015

AU 2014240435

BR1120150233260

CA 2,903,232

CL 2812-2015

CN 2014800279677

EA 201591749

EP 14773809.0

IL 241011

IN 9479/DELNP/2015

JP 2016-501432

KR 10-2015-7029201

MX/a/2015/012436

NZ 711537

SG 11201507229Q

ZA 2015/06716

Abandoned Abandoned Abandoned Pending Abandoned Abandoned Abandoned Abandoned Abandoned Abandoned Abandoned Pending Pending Pending Abandoned Abandoned

Title/Inventors	Pub. No. Serial No.	Status	Patent No.	Issue Date

METHODS FOR PRODUCING OLIGOSACCHARIDES

John M. Geremia

Scott Han

Alicia Landry

Kyle Sherry

Stephan Panos

Corresponding to International

Application No.

PCT/US2015/039795 filed 7/9/2015

Priority information:

62/022,579 filed 7/9/2014

62/108,035 filed 1/26/2015

	U.S.S.N. 14/795,720* Filed 7/9/2015 2015287703 BR112017000345-7 CA 2,954,662 201580048065.6 15819734.3 P00 2017 00913 249982 201717004105 2017-522455 MX/a/2017/000319 PI 2017000019	Pending Pending Pending Pending Pending Pending Pending Pending Pending Pending Pending Pending

OLIGOSACCHARIDE COMPOSITIONS FOR USE AS FOOD INGREDIENTS AND METHODS OF PRODUCING THEREOF

John M. Geremia

Raffi Mardirosian

Michael J. Gidding

Corresponding to International Application PCT/US2016/013265 filed January 13, 2016

Priority information:

62/108,036 filed 1/26/2015

U.S.S.N. 15/546,438

Filed 7/26/2017

AU 2016212025

BR 1120170159465

CA 2,975,091

CN Not Yet Assigned

EP 16743841.5

ID PID201705111

IN 201717028052

JP Not Yet Assigned

MX/a/2017/009722

MY PI 2017001086

PH 1-2017-501341

RU 2017130166

ZA 2017/05200

Pending Pending Pending Pending Pending Pending Pending Pending Pending Pending Pending Pending Pending Pending

Title/Inventors	Pub. No. Serial No.	Status	Patent No.	Issue Date

OLIGOSACCHARIDE COMPOSITIONS FOR USE IN NUTRITIONAL COMPOSITIONS, AND METHODS OF PRODUCING THEREOF

John M. Geremia

Corresponding to International Application PCT/US2016/013271

Filed January 13, 2016

Priority information:

62/108,038 filed 1/26/2015

	U.S.S.N 15/546,508 filed 07/26/2017 AU 2016212026 CA 2,975,093 CN Not Yet Assigned EP 16743842.3 JP Not Yet Assigned MX/a/2017/009720	Pending Pending Pending Pending Pending Pending Pending
METHODS OF PRODUCING ANHYDROSUGAR ALCOHOLS John M. Geremia Priority information: U.S.S.N. 62/108,460 filed 1/27/2015	PCT/US2016/014109 Filed 1/20/2016	Expired

OLIGOSACCHARIDE COMPOSITIONS FOR USE AS ANIMAL FEED AND METHODS OF PRODUCING THEREOF	U.S.S.N. 14/995,129 Filed 1/13/2016 BR 1120170159449	Pending Pending

Title/Inventors	Pub. No. Serial No.	Status	Patent No.	Issue Date

John M. Geremia

Raffi Mardirosian

Michael J. Gidding

Anastasia V. Murphy

Corresponding to PCT/US2016/013280

Filed 1/13/2016

Priority information:

62/108,037 filed 1/26/2015

62/216,945 filed 9/10/2015

62/216,952 filed 9/10/2015

62/255,341 filed 11/13/2015

62/255,343 filed 11/13/2015

	CA 2,975,095 CN Not Yet Assigned EP 16743843.1 IN 201717026993 JP Not Yet Assigned MX/a/2017/009730	Pending Pending Pending Pending Pending Pending

ANIMAL Therapeutic and feed compositions and methods of use John M. Geremia Anastasia V. Murphy Priority information: 62/255,348 filed 11/13/2015 62/255,352 filed 11/13/2015	PCT/US2016/061337 Filed 11/10/2016	Pending

Trademark and/or Service marks

The following marks have been applied for but not yet granted.

App No.	Mark	Country	Filing Date	Status	Oppositions
1776706	KALEIDO	Canada	11-Apr-2016	Pending

1314387	KALEIDO	Int’l Registration-Madrid Protocol designating: Japan, China, European Union, Mexico	08-Apr-2016	Registered

OPPOSITION NO. B 002849142: MENARINI INTERNATIONAL OPERATIONS LUXEMBOURG S.A. of the KALEIDO mark based on Menarini’s prior rights in KALEIDON (EUTM No. 004712998) for “pharmaceutical and veterinary preparations; sanitary preparations for medical purposes; dietetic substances adapted for medical use, food for babies” in Class 5

86/783357	KALEIDO	United States of America	09-Oct-2015	Pending

87/195340	MICROBIOM E ENHANCER	United States of America	06-Oct-2016	Pending

Application No.	Mark	Country	Filing Date	Status
A0066335	CADENABIO	International Application (Madrid Protocol designating AU, CN, EM, IN, JP, MX)	13-Apr-2017	Pending

87/203,406	CADENABIO	United States	14-Oct-2016	Pending

912585048	CADENABIO	Brazil	13-Apr-2017	Pending

1,831,930	CADENABIO	Canada	10-Apr-2017	Pending

87/203,415	OPTIBIOME	United States	14-Oct-2016	Abandoned

87/244,879	BIOMESSENTIALS	United States	22-Nov-2016	Abandoned

A0067115	BIOMESSENTIALS	International Application (Madrid Protocol designating AU, CN, EM, IN, JP, MX)	17-May-2017	Pending

87/318,742	BIOMESSENTIALS	United States	31-Jan-2017	Pending

912756225	BIOMESSENTIALS	Brazil	22-May-2017	Pending

1,838,164	BIOMESSENTIALS	Canada	17-May-2017	Pending

FIFTH AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

This Fifth Amendment to Loan and Security Agreement (this “Amendment”) is made and entered into as of June 22, 2018 by and among PACIFIC WESTERN BANK, a California state chartered bank (“Bank”), KALEIDO BIOSCIENCES, INC. and CADENA BIO, INC. (individually or collectively, as the context may require, “Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of December 21, 2015, as amended by that certain First Amendment to Loan and Security Agreement, dated as of January 6, 2017, that certain Second Amendment and Joinder to Loan and Security Agreement, dated as of June 8, 2017, that certain Third Amendment to Loan and Security Agreement, dated as of September 8, 2017, that certain Fourth Amendment dated October 13, 2017, that certain letter agreement dated as of December 11, 2017 and that certain letter agreement dated as of March 29, 2018 (as further amended, restated, supplemented or otherwise modified from time to time, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1)	Amendments to Agreement.

a)	Section 2.1(b)(ii) of the Agreement is hereby amended and restated, as follows:

(ii) Interest shall accrue from the date of the Term Loan at the rate specified in Section 2.3(a), and prior to April 13, 2020 shall be payable monthly in arrears beginning on the 13th day of the month, and continuing on the same day of each month thereafter. Any Term Loans that are outstanding on April 13, 2020 shall be payable in 24 equal monthly installments of principal, plus all accrued interest, beginning on May 13, 2020 and continuing on the same day of each month thereafter through the Term Loan Maturity Date, at which time all amounts due in connection with the Term Loan and any other amounts due under this Agreement shall be immediately due and payable. The Term Loan, once repaid, may not be reborrowed.

b)	Section 2.3(a) of the Agreement is hereby amended and restated, as follows:

(a) Interest Rate. Except as set forth in Section 2.3(b), the Term Loan shall bear interest, on the outstanding daily balance thereof, at a variable annual rate equal to the greater of (A) 1.00% above the Prime Rate then in effect, or (B) 5.25%.

c)	Section 2.5(a) of the Agreement is hereby amended and restated to read as follows:

(a) Facility Fee. On the Fourth Amendment Date, a facility fee of $25,000, which shall be nonrefundable, and on the Fifth Amendment Date, a facility fee of $25,000, which shall be nonrefundable.

d)	A new Section 2.5(d) is hereby added to the Agreement in appropriate order to read as follows:

(d) Success Fee. Upon a Liquidity Event, a success fee of $300,000. This Section 2.5(d) shall survive the termination of this Agreement.

e)	Exhibit A of the Agreement is hereby amended to amend or add the definitions set forth below in appropriate alphabetical order, as applicable:

“Credit Card Line” means a Credit Extension of up to $250,000, to be used exclusively for the provision of Credit Card Services.

“Credit Card Maturity Date” means the 364th days after the Fifth Amendment Date.

“Fifth Amendment Date” means June 22, 2018.

“Liquidity Event” means (a) any sale, license, or other disposition of all or substantially all of the assets (including intellectual property) of Borrower, (b) any reorganization, consolidation, merger or sale of the voting securities of Borrower or any other transaction where the holders of Borrower’s securities before the transaction beneficially own less than 50% of the outstanding voting securities of the surviving entity after the transaction, or (c) an initial public offering of Borrower’s equity securities, in each case, which is consummated at any time prior to the tenth anniversary of the Fifth Amendment Date.

“Prepayment Fee” means a fee in an amount equal to (i) 1.5% of the principal amount prepaid, with respect to a prepayment made on or prior to the one year anniversary of the Fifth Amendment Date, and (ii) 0.5% of the principal amount prepaid, with respect to a prepayment made after the one year anniversary of the Fifth Amendment Date through the two year anniversary of the Fifth Amendment Date, provided that after the two year anniversary of the Fifth Amendment Date, the Prepayment Fee shall be zero.

“Term Loan Maturity Date” means April 13, 2022.

2)

Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Each Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

3)

Each Borrower represents and warrants that the representations and warranties of Borrower contained in the Agreement are true and correct in all material respects as of the date of this Amendment, provided that with respect to Borrowers’ registered Intellectual Property, the Schedule attached hereto reflects Borrower’s registered Intellectual Property as of the Fifth Amendment Date.

2

4)	This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

5)	The provisions of Sections 11 and 12 of the Agreement are hereby incorporated herein, provided that all references to the “Agreement”, shall mean the Agreement, as amended by this Amendment.

6)	As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

a) this Amendment, duly executed by Borrower;

b) an officer’s certificate of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;

c) payment of the facility fee in accordance with Section 2.5 of the Agreement, as amended hereby, which is due on the Fifth Amendment Date, and all Bank Expenses incurred through the Fifth Amendment Date, including Bank’s reasonable expenses for the documentation of this Amendment, which may be debited from any of Borrower’s accounts; and

d) such other documents and completion of such other matters, as Bank may have reasonably requested.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

3

[SIGNATURE PAGE TO FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

KALEIDO BIOSCIENCES, INC.			CADENA BIO, INC.

By:	/s/ Joshua Brumm	:	By:	/s/ Michael Bonney
Name:	Joshua Brumm		Name:	Michael Bonney
Title:	CFO		Title:	Sales Director & President

PACIFIC WESTERN BANK

By:	/s/ Scott Hansen
Name:	Scott Hansen
Title:	SVP

4

SCHEDULE

I)	Cadena IP Assets:

Patents:

U.S. 8,466,242, Polymeric Acid Catalysts and Uses Thereof

U.S. 8,476,388, Polymeric Acid Catalysts and Uses Thereof

U.S. 9,079,171, Polymeric Acid Catalysts and Uses Thereof

U.S. 9,205,418, Polymeric Acid Catalysts and Uses Thereof

U.S. 9,238,845, Methods of Producing Sugars from Biomass Feedstocks

EP 2681547, Polymeric Acid Catalysts and Uses Thereof

AU 2012223494, Polymeric Acid Catalysts and Uses Thereof

CO 30876, Polymeric Acid Catalysts and Uses Thereof

ID 465560, Polymeric Acid Catalysts and Uses Thereof

MX 344405, Polymeric Acid Catalysts and Uses Thereof

NZ 616047, Polymeric Acid Catalysts and Uses Thereof

SG 192958, Polymeric Acid Catalysts and Uses Thereof

CN ZL201380055050.3, Polymeric and Solid-Supported Catalysts, and Methods of Digesting Cellulosic Materials Using such Catalysts

Patents and Applications:

	Title/Inventors	Pub. No. Serial No.	C & E Ref.	Cadena Ref.	Status	Patent No.	Issue Date
1	POLYMERIC ACID CATALYSTS AND USES THEREOF John M. Geremia Brian M. Baynes Ashish Dhawan Corresponding to International Application PCT/US2012/026820 filed 2/27/2012 Priority information: 61/447,311 filed 2/28/2011 61/522,351 filed 8/11/2011	U.S.S.N. 13/406,490 Filed 2/27/2012	51169- 002003	CAD-001 US3	Granted	9,079,171	7/14/2015
		U.S.S.N. 13/406,517 Filed 2/27/2012	51169- 002004	CAD-001 US4	Granted	8,466,242	6/18/2013
		U.S.S.N. 13/657,724 Filed 10/22/2012	51169- 002005	CAD-001 US5	Granted	8,476,388	7/2/2013
		U.S.S.N. 13/865,048 Filed 4/17/2013	51169- 002006	CAD-001 US6	Granted	9,205,418	12/8/2015
		U.S.S.N. 14/730,143* Filed 6/3/2015	51169- 002007	CAD-001 US	Pending
		AR P20120100642 Filed 2/28/2012	51169- 002AR3	CAD-001 AR	Pending
		AU 2012223494	51169- 002AU3	CAD-001 AU	Granted	2012223494	07/20/2017
		BR1120130220473	51169- 002BR3	CAD-001 BR	Pending

5

	Title/lnventors	Pub. No. Serial No.	C & E Ref.	Cadena Ref.	Status	Patent No.	Issue Date
		CA 2,864,086	51169- 002CA3	CAD-001 CA	Allowed
		CL 2463-2013	51169- 002CL3	CAD-001 CL	Abandoned
		CN 201280018901.2	51169- 002CN3	CAD-001 CN	Allowed
		CO 13230542	51169- 002C03	CAD-001 CO	Granted	30876	08/15/2015
		EP 12709207.0	51169- 002EP3	CAD-001 EP1	Granted	2681547	04/04/2018
		EP 18163838.8	51169- 002EP4	CAD-001 EP2	Pending
		ID W00201304395	51169- 002ID3	CAD-001 ID	Granted / Revival Pending	465560	06/20/2017
		IN 7946/DELNP/2013	51169- 002IN3	CAD-001 IN	Pending
		JM 18/1/5278	51169- 002JM3	CAD-001 JM	Pending
		KR 10-2013-7018658	51169- 002KR3	CAD-001 KR	Abandoned
		MX/a/2013/009920	51169- 002MX3	CAD-001 MX	Granted	344405 (associate returned to the patent office for correction)	TBD
		MX/a/2015/016430	51169- 002MX4	CAD-001 MX	Pending
		MY PI 2013003157	51169- 002MY3	CAD-001 MY	Abandoned
		NZ 616047	51169- 002NZ3	CAD-001 NZ	Granted	616047	3/30/2016
		PH 1-2013-501775	51169- 002PH3	CAD-001 PH	Pending
		RU 2013143822	51169- 002RU3	CAD-001 RU	Abandoned
		SG 201306465-4	51169- 002SG3	CAD-001 SG	Granted	192958	3/9/2016
		TH 1301004754	51169- 002TH3	CAD-001 TH	Pending
		ZA 2013/06233	51169- 002ZA3	CAD-001 ZA	Accepted
2	METHODS OF PRODUCING SUGARS FROM BIOMASS FEEDSTOCKS Brian M. Baynes John M. Geremia Joseph Andoh Ashish Dhawan Priority information: 61/693,210 filed 8/24/2012	U.S.S.N. 13/831,495 Filed 3/14/2013	51169- 003001	CAD-006 US2	Granted	9,238,845	1/19/2016
3	POLYMERIC AND SOLID-SUPPORTED CATALYSTS, AND METHODS OF DIGESTING CELLULOSIC MATERIALS USING SUCH CATALYSTS John M. Geremia Brian M. Baynes Jaouad Fichtali Joseph Andoh	U.S.S.N. 14/423,697* Filed 2/24/2015	51169- 004004	CAD-004 US	Abandoned
		CA 2,922,254	51169- 004CA4	CAD-004 CA	Pending / To be abandoned
		CN 201380055050.3	51169- 004CN4	CAD-004 CN	Granted	ZL201380055050.3	4/12/2017
		EP 13831228.5	51169- 004EP4	CAD-004 EP	Pending / To be abandoned

6

	Title/Inventors	Pub. No. Serial No.	C & E Ref.	Cadena Ref.	Status	Patent No.	Issue Date
	Corresponding to International Application No. PCT/US2013/056389 filed 8/23/2013 Priority Information: 61/693,200 filed 8/24/2012 61/693,210 filed 8/24/2012 61/693,213 filed 8/24/2012	KR 10-2015- 7007481	51169- 004KR4	CAD-004 KR	Pending / To be abandoned
4

POLYMERIC AND SOLID-SUPPORTED

CATALYSTS, AND METHODS OF

DIGESTING LIGNIN-CONTAINING

MATERIALS USING SUCH CATALYSTS

John M. Geremia

Corresponding to International

Application No. PCT/US2013/056462

filed 8/23/2013

Priority Information:

61/693,216 filed 8/24/2012

		U.S.S.N. 14/423,698* Filed 2/24/2015	51169- 005002	CAD-008 US	Abandoned
		EP 13830609.7	51169- 005EP2	CAD-008 EP	Abandoned

7

	Title/Inventors	Pub. No. Serial No.	C & E Ref.	Cadena Ref.	Status	Patent No.	Issue Date
5

POLYMERIC IONIC SALT CATALYSTS

AND METHODS OF PRODUCING

THEREOF

Brian M. Baynes

John M. Geremia

Joseph Andoh

Corresponding to International

Application No. PCT/US2014/024177

filed 3/12/2014

Priority Information:

61/786,230 filed 3/14/2013

		U.S.S.N. 14/776,490* Filed 9/14/2015	51169- 006002	CAD-010 US	Abandoned
		AU 2014240435	51169- 006AU2	CAD-010 AU	Abandoned
		BR1120150233260	51169- 006BR2	CAD-010 BR	Abandoned
		CA 2,903,232	51169- 006CA2	CAD-010 CA	Abandoned
		CL 2812-2015	51169- 006CL2	CAD-010 CL	Abandoned
		CN 2014800279677	51169- 006CN2	CAD-010 CN	Abandoned
		EA 201591749	51169- 006EA2	CAD-010 EA	Abandoned
		EP 14773809.0	51169- 006EP2	CAD-010 EP	Abandoned
		IL 241011	51169- 006IL2	CAD-010 IL	Abandoned
		IN 9479/DELNP/2015	51169- 006IN2	CAD-010 IN	Abandoned
		JP 2016-501432	51169- 006JP2	CAD-010 JP	Abandoned
		KR 10-2015- 7029201	51169- 006KR2	CAD-010 KR	Pending/ To be abandoned
		MX/a/2015/012436	51169- 006MX2	CAD-010 MX	Pending/ To be abandoned
		NZ 711537	51169- 006NZ2	CAD-010 NZ	Abandoned
		SG 11201507229Q	51169- 006SG2	CAD-010 SG	Abandoned
		ZA 2015/06716	51169- 006ZA2	CAD-010 ZA	Abandoned
6

METHODS FOR PRODUCING

OLIGOSACCHARIDES

John M. Geremia

Scott Han

Alicia Landry

Kyle Sherry

Stephan Panos

Corresponding to international

Application No. PCT/US2015/039795

filed 7/9/2015

Priority Information:

62/022,579 filed 7/9/2014

62/108,035 filed 1/26/2015

		U.S.S.N. 14/795,720* Filed 7/9/2015	51169- 007003	CAD-012 US	Pending
		2015287703	51169- 007AU3	CAD-012 AU	Pending
		BR112017000345-7	51169- 007BR3	CAD-012 BR	Pending
		CA 2,954,662	51169- 007CA3	CAD-012 CA	Pending
		201580048065.6	51169- 0O7CN3	CAD-012 CN	Pending
		15819734.3	51169- 007EP3	CAD-012 EP	Pending
		17111776.8	51169- 007HK3	CAD-012 HK	Pending
		POO 2017 00913	51169- 007ID3	CAD-012 ID	Pending
		249982	51169- 007IL3	CAD-012 IL	Pending
		201717004105	51169- 007IN3	CAD-012 IN	Pending
		2017-522455	51169- 007JP3	CAD-012 JP	Pending
		MX/a/2017/000319	51169- 007MX3	CAD-012 MX	Pending
		PI 2017000019	51169- 007MY3	CAD-012 MY	Pending

8

	Title/Inventors	Pub. No. Serial No.	C & E Ref.	Cadena Ref.	Status	Patent No.	Issue Date
7

OLIGOSACCHARIDE COMPOSITIONS FOR USE AS FOOD INGREDIENTS AND METHODS OF PRODUCING THEREOF

John M. Geremia

Raffi Mardirosian

Michael J. Gidding

Corresponding to International

Application PCT/US2016/013265

filed January 13, 2016

Priority information: 62/108,036 filed 1/26/2015

		U.S.S.N. 15/546,438 Filed 7/26/2017	51169- 008002	CAD-013US	Pending
		AU 2016212025	51169- 008AU2	CAD-013AU	Pending
		BR 1120170159465	51169- 008BR2	CAD-013BR	Pending
		CA 2,975,091	51169- 008CA2	CAD-013CA	Pending
		CN 201680016821.1	51169- 008CN2	CAD-013CN	Pending
		EP 16743841.5	51169- 008EP2	CAD-013EP	Pending
		Hong Kong	51169- 008HK2	CAD-013HK	To be filed
		ID PID201705111	51169- 008ID2	CAD-013ID	Pending
		IN 201717028052	51169- 008IN2	CAD-013IN	Pending
		JP 2017-557270	51169- 008JP2	CAD-013JP	Pending
		MX/a/2017/009722	51169- 008MX2	CAD-013MX	Pending
		MY PI 2017001086	51169- 008MY2	CAD-013MY	Pending
		PH 1-2017-501341	51169- 008PH2	CAD-013PH	Pending
		RU 2017130166	51169- 008RU2	CAD-013RU	Pending
		ZA 2017/05200	51169- 008ZA2	CAD-013ZA	Pending
8

OLIGOSACCHARIDE COMPOSITIONS FOR USE IN NUTRITIONAL COMPOSITIONS, AND METHODS OF PRODUCING THEREOF

John M. Geremia

Corresponding to international

Application PCT/US2O16/013271

Filed January 13, 2016

Priority information:

62/108,038 filed 1/26/2015

		U.S.S.N 15/546,508 filed 07/26/2017	51169- 010002	CAD-015US	Pending
		AU 2016212026	51169- 010AU2	CAD-015AU	Pending
		CA 2,975,093	51169- 010CA2	CAD-015CA	Pending
		CN 201680016981.6	51169- 010CN2	CAD-015CN	Pending
		EP 16743842.3	51169- 010EP2	CAD-015EP	Pending
		Hong Kong	51169- 010HK2	CAD-015HK	To be filed
		JP 2017-557271	51169- 010JP2	CAD-015JP	Pending
		MX/a/2017/009720	51169- 010MX2	CAD-015MX	Pending
9	METHODS OF PRODUCING ANHYDROSUGAR ALCOHOLS John M. Geremia: Priority information: U.S.S.N. 62/108,460 filed 1/27/2015	PCT/US2016/014109 Filed 1/20/2016	51169- 012WO2	CAD-017 WO	Expired
10	OLIGOSACCHARIDE COMPOSITIONS FOR USE AS ANIMAL FEED AND METHODS OF PRODUCING THEREOF	U.S.S.N. 14/995,129* Filed 1/13/2016	51169- 017001	CAD-014 US	Pending
		BR 1120170159449	51169- 017BR1	CAD-014BR	Pending

9

	Title/Inventors	Pub. No. Serial No.	C & E Ref.	Cadena Ref.	Status	Patent No.	Issue Date

John M. Geremia

Raffi Mardirosian

Michael J. Gidding

Anastasia V. Murphy

Corresponding to

PCT/US2016/013280

Filed 1/13/2016

Priority Information:

62/108,037 filed 1/26/2015

62/216,945 filed 9/10/2015

62/216,952 filed 9/10/2015

62/255,341 filed 11/13/2015

62/255,343 filed 11/13/2015

		CA 2,975,095	51169- 017CA1	CAD-014CA	Pending
		CN 201680016822.6	51169- 017CN1	CAD-014CN	Pending
		EP 16743843.1	51169- 017EP1	CAD-014EP	Pending
		Hong Kong	51169- Q17HK1	CAD-014HK	To be filed
		IN 201717026993	51169- 017IN1	CAD-014IN	Pending
		IP 2017-557272	51169- O17JP1	CAD-014JP	Pending
		MX/a/2017/009730	51169- 017MX1	CAD-014MX	Pending
11	ANIMAL THERAPEUTIC AND FEED COMPOSITIONS AND METHODS OF USE John M. Geremia Anastasia V. Murphy Priority information: 62/255,348 filed 11/13/2015 62/255,352 filed 11/13/2015	PCT/US2016/061337 Filed 11/10/2016	51169- 020WO1	CAD-020WO	National Stage Filings
		15/775,501	51169- 020001	CAD-020US	Pending

*	US Utility application, not a national phase.

Trademarks:

The following marks have been applied for but not yet granted, unless otherwise noted.

Application No.	Mark	Country	Filing Date	Status
A0066335	CADENABIO	International Application (Madrid Protocol designating AU, CN, EM, IN, JP, MX)	13-Apr-2017	AU, CN, IN, JP, and MX will be passively abandoned

87/203,406	CADENABIO	United States	14-Oct-2016	Pending

912585048	CADENABIO	Brazil	13-Apr-2017	Abandoned

1,831,930	CADENABIO	Canada	10-Apr-2017	Abandoned

87/203,415	OPTlBIOME	United States	14-Oct-2016	Abandoned

87/244,879	BIOMESENTIALS	United States	22-Nov-2016	Abandoned

A0067115	BIOMESSENTIALS	International Application (Madrid Protocol designating AU*, CN, EM, IN#, JP, MX)	17-May-2017	Pending

10

87/318,742	BIOMESSENTIALS	United States	31-Jan-20l7	Pending

912756225	BIOMESSENTIALS	Brazil	22-May-2017	Pending

1,838,164	BIOMESSENTIALS	Canada	17-May-2017	Pending

*	registered
#	abandoned

II)	Kaleido IP Assets:

Patents:

U.S. 9,492,473, Glycan Therapeutics and Related Methods Thereof

U.S. 9,757,403, Glycan Therapeutics and Related Methods Thereof

U.S. 9,901,595, Glycan Therapeutics and Related Methods Thereof

EP 3071235 Glycan Therapeutic Compositions and Related Methods Thereof

Patents and Applications:

Application No.	Country	Status	Filing Date	Application Title
2016212030	AU	Pending	13-Jan-2016	GLYCAN THERAPEUTICS AND RELATED METHODS THEREOF
1120170156148	BR	Pending	13-Jan-2016	GLYCAN THERAPEUTICS AND RELATED METHODS THEREOF
2973617	CA	Pending	13-Jan-2016	GLYCAN THERAPEUTICS AND RELATED METHODS THEREOF
201701901	CL	Pending	13-Jan-2016	GLYCAN THERAPEUTICS AND RELATED METHODS THEREOF
201680017749.4	CN	Published	13-Jan-2016	GLYCAN THERAPEUTICS AND RELATED METHODS THEREOF
201791702	EA	Pending	13-Jan-2016	GLYCAN THERAPEUTICS AND RELATED METHODS THEREOF
16704085.6	EP	Granted	13-Jan-2016	GLYCAN THERAPEUTIC COMPOSITIONS AND RELATED METHODS THEREOF
17206409.9	EP	Pending	13-Jan-2016	GLYCAN THERAPEUTIC COMPOSITIONS AND RELATED METHODS THEREOF
17102650.8	HK	Pending	13-Jan-2016	GLYCAN THERAPEUTICS AND RELATED METHODS THEREOF
PID201704900	ID	Pending	13-Jan-2016	GLYCAN THERAPEUTICS AND RELATED METHODS THEREOF
253195	IL	Pending	13-Jan-2016	GLYCAN THERAPEUTICS AND RELATED METHODS THEREOF

11

Application No.	Country	Status	Filing Date	Application Title
201717026559	IN	Published	13-Jan-2016	GLYCAN THERAPEUTICS AND RELATED METHODS THEREOF
2017-557273	JP	Published	13-Jan-2016	GLYCAN THERAPEUTICS AND RELATED METHODS THEREOF
10-2017-7023785	KR	Pending	13-Jan-2016	GLYCAN THERAPEUTICS AND RELATED METHODS THEREOF
MX/a/2017/009589	MX	Pending	13-Jan-2016	GLYCAN THERAPEUTICS AND RELATED METHODS THEREOF
PI2017001075	MY	Pending	13-Jan-2016	GLYCAN THERAPEUTICS AND RELATED METHODS THEREOF
733270	NZ	Pending	13-Jan-2016	GLYCAN THERAPEUTICS AND RELATED METHODS THEREOF
1-2017-501342	PH	Pending	13-Jan-2016	GLYCAN THERAPEUTICS AND RELATED METHODS THEREOF
11201706033X	SG	Pending	13-Jan-2016	GLYCAN THERAPEUTICS AND RELATED METHODS THEREOF
62/152005	US	Expired	23-Apr-2015	GLYCAN THERAPEUTIC COMPOSITIONS AND USES THEREOF FOR METABOLIC DISEASES
62/216993	US	Expired	10-Sep-2015	GLYCAN THERAPEUTIC COMPOSITIONS AND USES THEREOF FOR METABOLIC DISEASES
15/017396	US	Granted	05-Feb-2016	GLYCAN THERAPEUTICS AND RELATED METHODS THEREOF
15/286382	US	Granted	05-Oct-2016	GLYCAN THERAPEUTICS AND RELATED METHODS THEREOF
15/385331	US	Granted	20-Dec-2016	GLYCAN THERAPEUTICS AND RELATED METHODS THEREOF
15/374511	US	Abandoned	09-Dec-2016	GLYCAN THERAPEUTICS AND RELATED METHODS THEREOF
15/624372	US	Pending	15-Jun-2017	GLYCAN THERAPEUTICS AND RELATED METHODS THEREOF
15/866152	US	Pending	09-Jan-2018	GLYCAN THERAPEUTICS AND RELATED METHODS THEREOF
PCT/US2016/013305	WO	Inactive	13-Jan-2016	GLYCAN THERAPEUTICS AND RELATED METHODS THEREOF
2017/04735	ZA	Pending	13-Jan-2016	GLYCAN THERAPEUTICS AND RELATED METHODS THEREOF
2016253010	AU	Pending	23-Apr-2016	GLYCAN THERAPEUTIC COMPOSITIONS AND RELATED METHODS THEREOF
2983236	CA	Pending	23-Apr-2016	GLYCAN THERAPEUTIC COMPOSITIONS AND RELATED METHODS THEREOF

12

Application No.	Country	Status	Filing Date	Application Title
201680035931.2	CN	Published	23-Apr-2016	GLYCAN THERAPEUTIC COMPOSITIONS AND RELATED METHODS THEREOF
16722465.8	EP	Published	23-Apr-2016	GLYCAN THERAPEUTICS AND METHODS OF TREATMENT
2017-555593	JP	Pending	23-Apr-2016	GLYCAN THERAPEUTIC COMPOSITIONS AND RELATED METHODS THEREOF
735895	NZ	Pending	23-Apr-2016	GLYCAN THERAPEUTIC COMPOSITIONS AND RELATED METHODS THEREOF
62/152007	US	Expired	23-Apr-2015	GLYCAN THERAPEUTIC COMPOSITIONS AND USES THEREOF FOR INFLAMMATORY DISEASES
62/216995	US	Expired	10-Sep-2015	GLYCAN THERAPEUTIC COMPOSITIONS AND USES THEREOF FOR INFLAMMATORY DISEASES
15/568243	US	Pending	23-Apr-2016	GLYCAN THERAPEUTIC COMPOSITIONS AND RELATED METHODS THEREOF
PCT/US2016/029070	WO	Abandoned	22-Apr-2016	GLYCAN THERAPEUTICS AND METHODS OF TREATMENT
PCT/US2016/029082	WO	Inactive	23-Apr-2016	GLYCAN THERAPEUTICS AND METHODS OF TREATMENT
2016253011	AU	Pending	23-Apr-2016	MICROBIOME REGULATORS AND RELATED USES THEREOF
2983016	CA	Pending	23-Apr-2016	MICROBIOME REGULATORS AND RELATED USES THEREOF
201680036013.1	CN	Published	23-Apr-2016	MICROBIOME REGULATORS AND RELATED USES THEREOF
16724150.4	EP	Pending	23-Apr-2016	MICROBIOME REGULATORS AND RELATED USES THEREOF
201717036757	IN	Published	23-Apr-2016	MICROBIOME REGULATORS AND RELATED USES THEREOF
2017-555594	JP	Pending	23-Apr-2016	MICROBIOME REGULATORS AND RELATED USES THEREOF
MX/a/2017/013562	MX	Pending	23-Apr-2016	MICROBIOME REGULATORS AND RELATED USES THEREOF
735897	NZ	Pending	23-Apr-2016	MICROBIOME REGULATORS AND RELATED USES THEREOF
2017134547	RU	Pending	23-Apr-2016	MICROBIOME REGULATORS AND RELATED USES THEREOF
11201708635Q	SG	Pending	23-Apr-2016	MICROBIOME REGULATORS AND RELATED USES THEREOF
62/152011	US	Expired	23-Apr-2015	GLYCAN THERAPEUTIC COMPOSITIONS AND USES THEREOF FOR INFECTIOUS DISEASES

13

Application No.	Country	Status	Filing Date	Application Title
62/216997	US	Expired	10-Sep-2015	GLYCAN THERAPEUTIC COMPOSITIONS AND USES THEREOF FOR INFECTIOUS DISEASES
15/568251	US	Pending	23-Apr-2016	MICROBIOME REGULATORS AND RELATED USES THEREOF
PCT/US2016/029065	WO	Abandoned	22-Apr-2016	MICROBIOME REGULATORS AND RELATED USES THEREOF
PCT/US2016/029083	WO	Inactive	23-Apr-2016	MICROBIOME REGULATORS AND RELATED USES THEREOF
2017/06675	ZA	Pending	23-Apr-2016	MICROBIOME REGULATORS AND RELATED USES THEREOF
62/152016	US	Expired	23-Apr-2015	GLYCAN THERAPEUTIC COMPOSITIONS AND USES THEREOF FOR MICROBIOME DISEASES
62/217002	US	Expired	10-Sep-2015	GLYCAN THERAPEUTIC COMPOSITIONS AND USES THEREOF FOR MICROBIOME DISEASES
62/152017	US	Expired	23-Apr-2015	HYBRID GLYCAN STRUCTURES, THERAPEUTIC COMPOSITIONS AND USES THEREOF FOR ALTERING THE MICROBIOTA
62/209615	US	Expired	25-Aug-2015	GLYCAN THERAPEUTIC COMPOSITIONS AND USES THEREOF OF THE MODULATION OF SKIN MICROBIOTA
2016311452	AU	Pending	25-Aug-2016	GLYCAN COMPOSITIONS AND USES THEREOF
2994430	CA	Pending	25-Aug-2016	GLYCAN COMPOSITIONS AND USES THEREOF
201680059550.8	CN	Pending	25-Aug-2016	GLYCAN COMPOSITIONS AND USES THEREOF
16778131.9	EP	Pending	25-Aug-2016	GLYCAN COMPOSITIONS AND USES THEREOF
2018-510084	JP	Pending	25-Aug-2016	GLYCAN COMPOSITIONS AND USES THEREOF
MX/a/2018/002301	MX	Pending	25-Aug-2016	GLYCAN COMPOSITIONS AND USES THEREOF
739502	NZ	Pending	25-Aug-2016	GLYCAN COMPOSITIONS AND USES THEREOF

14

Application No.	Country	Status	Filing Date	Application Title
62/209618	US	Expired	25-Aug-2015	GLYCAN THEREAPEUTIC COMPOSITIONS AND USES THEREOF FOR THE MODULATION OF VAGINAL MICROBIOTA
15/754850	US	Pending	25-Aug-2016	GLYCAN COMPOSITIONS AND USES THEREOF
PCT/US2016/048794	WO	Inactive	25-Aug-2016	GLYCAN COMPOSITIONS AND USES THEREOF
62/209626	US	Expired	25-Aug-2015	GLYCAN THERAPEUTIC COMPOSITIONS AND USES THEREOF FOR THE MODULATION OF ORAL MICROBIOTA
62/209629	US	Expired	25-Aug-2015	GLYCAN THERAPEUTIC COMPOSITIONS AND USES THEREOF FOR THE MODULATION OF NASAL MICROBIOTA
62/238110	US	Expired	06-Oct-2015	GLYCAN THERAPEUTICS COMPRISING POLYPHENOLS AND USES THEREOF IN INFECTIOUS AND INFLAMMATORY DISEASES
62/238112	US	Expired	06-Oct-2015	GLYCAN THERAPEUTICS COMPRISING POLYPHENOLS AND USES THEREOF IN METABOLIC AND MICROBIOME-ASSOCIATED DISEASES
62/255365	US	Expired	13-Nov-2015	MICROBIOME REGULATORS AND USES THEREOF IN INFECTIOUS AND INFLAMMATORY DISEASES
62/255366	US	Expired	13-Nov-2015	MICROBIOME REGULATORS AND USES THEREOF IN MICROBIOME AND METABOLIC DISEASES
62/108039	US	Expired	26-Jan-2015	METHODS OF TREATING METABOLIC DISORDERS USING OLIGOSACCHARIDE COMPOSITIONS
62/278333	US	Expired	13-Jan-2016	METHODS OF TREATING CANCER
62/361998	US	Expired	13-Jul-2016	GLYCAN COMPOSITIONS AND METHODS OF USE
PCT/US2017/042022	WO	Published	13-Jul-2017	GLYCAN COMPOSITIONS AND METHODS OF USE
62/362025	US	Expired	13-Jul-2016	GLYCAN PREPARATIONS AND METHODS OF TREATMENT
62/367472	US	Expired	27-Jul-2016	GLYCAN PREPARATIONS AND METHODS OF TREATMENT
62/379677	US	Abandoned	25-Aug-2016	GLYCAN PREPARATIONS AND METHODS OF TREATMENT

15

Application No.	Country	Status	Filing Date	Application Title
62/435052	US	Abandoned	15-Dec-2016	GLYCAN PREPARATIONS AND METHODS OF TREATMENT
62/367616	US	Inactive	27-Jul-2016	GLYCAN THERAPEUTICS AND VARIATIONS THEREOF
62/379676	US	Abandoned	25-Aug-2016	GLYCAN THERAPEUTICS AND VARIATIONS THEREOF
62/430895	US	Expired	06-Dec-2016	GLYCAN POLYMERS AND RELATED METHODS THEREOF
62/446316	US	Expired	13-Jan-2017	GLYCAN POLYMERS AND RELATED METHODS THEREOF
PCT/US2017/064974	WO	Pending	06-Dec-2017	GLYCAN POLYMERS AND RELATED METHODS THEREOF
62/430849	US	Expired	06-Dec-2016	GLYCAN POLYMERS AND METHODS OF SYNTHESIS THEREOF
62/581517	US	Pending	03-Nov-2017	MANAGEMENT OF INFECTIONS
62/581577	US	Pending	03-Nov-2017	GLYCAN PREPARATIONS AND METHODS OF USE IN ACIDEMIAS
62/581592	US	Pending	03-Nov-2017	GLYCAN PREPARATIONS AND METHODS OF USE IN HYPEROXALURIA
62/581601	US	Pending	03-Nov-2017	GLYCAN PREPARATIONS AND METHODS OF USE IN TRIMETHYLAMINURIA
62/581583	US	Pending	03-Nov-2017	GLYCAN PREPARATIONS AND METHODS OF USE IN UREA CYCLE DISORDERS
62/581571	US	Pending	03-Nov-2017	METHODS OF PRODUCING GLYCAN POLYMERS
62/581613	US	Pending	03-Nov-2017	METHODS AND COMPOSITIONS COMPRISING GLYCAN POLYMER PREPARATIONS
62/581589	US	Pending	03-Nov-2017	GLYCAN PREPARATIONS AND METHODS OF USE IN HYPERURICEMIA

16

Application No.	Country	Status	Filing Date	Application Title
62/581612	US	Pending	03-Nov-2017	GLYCAN PREPARATIONS AND MICROBES
62/581607	US	Pending	03-Nov-2017	GLYCAN PREPARATIONS AND METHODS OF MAKING SAME
62/614966	US	Pending	08-Jan-2018	GLYCAN PREPARATIONS AND METHODS OF USE FOR TREATING NON-ALCOHOLIC FATTY LIVER DISEASE
62/614970	US	Pending	08-Jan-2018	GLYCAN PREPARATIONS AND METHODS OF USE IN RENAL DISEASES
62/619084	US	Pending	18-Jan-2018	GLYCAN COMPOSITIONS AND METHODS OF USE

Trademarks:

The following marks have been applied for but not yet granted, unless otherwise noted.

App No.	Mark	Country	Filing Date	Status	Oppositions
1776706	KALEIDO	Canada	11-Apr-2016	Pending
1314387	KALEIDO	Int’I Registration-Madrid Protocol* designating: Japan*, China, Europe, Mexico*	08-Apr-2016	*Registered	OPPOSITION NO. B 002849142: MENARINI INTERNATIONAL OPERATIONS LUXEMBOURG S.A. of the KALEIDO mark based on Menarini’s prior rights in KALEIDON (EUTM No. 004712998) for “pharmaceutical and veterinary preparations; sanitary preparations for medical purposes; dietetic substances adapted for medical use, food for babies” in Class 5
017224072	KALEIDO	Europe	20-Sep-2017	Registered, class 1
86/783357	KALEIDO	United States of America	09-Oct-2015	Pending, class 5
87/195340	MICROBIOME ENHANCER	United States of America	06-Oct-2016	Pending, class 5

17

SIXTH AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

This Sixth Amendment to Loan and Security Agreement (this “Amendment”) is made and entered into as of November 8, 2018, by and among PACIFIC WESTERN BANK, a California state chartered bank (“Bank”), and KALEIDO BIOSCIENCES, INC. and CADENA BIO, INC. (individually and collectively referred to as “Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of December 21, 2015 (as amended from time to time, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1)	A new subsection (1) is hereby added to the defined term “Permitted Indebtedness” in Exhibit A to the Agreement, as follows:

(1) Indebtedness not to exceed $1,000,000 in the aggregate outstanding at any time arising under an unsecured credit card issued by American Express.

2)

Unless otherwise defined herein, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Each Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

3)	Each Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct in all material respects as of the date of this Amendment.

4)	This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

5)	As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

a) this Amendment, duly executed by each Borrower;

b) payment of all Bank Expenses incurred through the date of this Amendment, including Bank’s expenses for the documentation of this Amendment and any UCC, good standing or intellectual property search or filing fees, which may be debited from any Borrower’s accounts; and

c) such other documents and completion of such other matters, as Bank may have reasonably requested.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

KALEIDO BIOSCIENCES, INC.		CADENA BIO, INC.

By:	Jeffrey Moore	By:	Jeffrey Moore
Name:	Jeffrey Moore	Name:	Jeffrey Moore
Title:	SVP, Finance & Administration	Title:	Secretary

PACIFIC WESTERN BANK

By:
Name:
Title:

[Signature Page to Sixth Amendment to Loan and Security Agreement]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

KALEIDO BIOSCIENCES, INC.	CADENA BIO, INC.

By:	By:
Name:	Name:
Title:	Title:

PACIFIC WESTERN BANK

By:	Scott Hansen
Name:	Scott Hansen
Title:	SVP

[Signature Page to Sixth Amendment to Loan and Security Agreement]